UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

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FIFTH THIRD BANCORP

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CINCINNATI, OHIO 45263

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 19, 2004

To the Shareholders of Fifth Third Bancorp:

You are cordially invited to attend the Annual Meeting of the Shareholders of Fifth Third Bancorp to be held at The Aronoff Center for the Arts, Jarson-Kaplan Theater, 650 Walnut Street, Cincinnati, Ohio on Tuesday, March 23, 2004 at 11:30 a.m. for the purposes of considering and acting upon the following:

(1)	Election of five (5) Class III Directors to serve until the Annual Meeting of Shareholders in 2007.

(2)	The proposal described in the Proxy Statement to adopt the Fifth Third Bancorp Incentive Compensation Plan. The proposed Fifth Third Bancorp Incentive Compensation Plan is attached as Annex 2 to the Proxy Statement and is incorporated therein by reference.

(3)	Approval of the appointment of the firm of Deloitte & Touche LLP to serve as independent auditors for the Company for the year 2004.

(4)	To vote on a proposal submitted by a shareholder if properly presented at the Annual Meeting.

(5)	Transaction of such other business that may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on January 30, 2004 will be entitled to vote at the Annual Meeting.

All shareholders who find it convenient to do so are invited to attend the Annual Meeting in person. In any event, please sign and return the enclosed proxy with this notice at your earliest convenience. If you hold shares of Fifth Third Bancorp common stock directly in your name, you may also vote over the internet or by telephone. If internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

If you plan to attend the Annual Meeting:

Please note that space limitations make it necessary to limit attendance only to shareholders of the Company and the holders of shareholder proxies. Admission to the Annual Meeting will be on a first-come, first-served basis and will require presentation of a valid driver’s license or other federal or state issued photo identification card. Registration and seating will begin at approximately 11:00 a.m. Cameras and recording devices will not be permitted at the meeting. “Street name” shareholders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date in order to be admitted to the meeting.

By Order of the Board of Directors

Paul L. Reynolds

Secretary

FIFTH THIRD BANCORP

38 Fountain Square Plaza

Cincinnati, Ohio 45263

PROXY STATEMENT

The Board of Directors of Fifth Third Bancorp (the “Company”) is soliciting proxies, the form of which is enclosed, for the Annual Meeting of Shareholders to be held at The Aronoff Center for the Arts, Jarson-Kaplan Theater, 650 Walnut Street, Cincinnati, Ohio on Tuesday, March 23, 2004 at 11:30 a.m. (the “Annual Meeting”). Each of the 564,909,244 shares of Common Stock outstanding on January 30, 2004 is entitled to one vote on all matters acted upon at the Annual Meeting, and only shareholders of record on the books of the Company at the close of business on January 30, 2004 will be entitled to vote at the Annual Meeting, either in person or by proxy. The shares represented by all properly executed proxies which are sent to the Company will be voted as designated and each not designated will be voted and counted as described in this proxy statement. Each person giving a proxy may revoke it by giving notice to the Company in writing or in open meeting at any time before it is voted.

The laws of Ohio under which the Company is incorporated provide that if notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than forty-eight (48) hours before the time fixed for holding a meeting of shareholders for the purpose of electing Directors that such shareholder desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he or she possesses in voting for Directors.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but may also be solicited by the Directors, officers, and other regular employees of the Company, who will receive no compensation therefor in addition to their regular compensation. Brokers and others who hold stock on behalf of others will be asked to send proxy material to the beneficial owners of the stock, and the Company will reimburse them for their expenses.

The Company has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist the Company in soliciting proxies. The Company anticipates that the costs of D. F. King’s services will be approximately $9,000.

The Annual Report of the Company for the year 2003, including financial statements, has been delivered to all shareholders. Such report and financial statements are not a part of this Proxy Statement. This Proxy Statement and the form of proxy are first being sent to shareholders on or about February 19, 2004.

CERTAIN BENEFICIAL OWNERS

Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following are the only shareholders known to the Company to be deemed to be beneficial owners of 5% or more of the Common Stock of the Company as of December 31, 2003:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Cincinnati Financial Corporation	72,780,560	(1)	12.84%
	6200 South Gilmore
	Fairfield, Ohio 45014

Common Stock	Fifth Third Bancorp	32,561,584	(2)	5.75%
	Subsidiary Banks
	38 Fountain Square Plaza
	Cincinnati, Ohio 45263

(1)	Cincinnati Financial Corporation owns 56,198,414 shares of the Common Stock of the Company. Cincinnati Insurance Company, Cincinnati Casualty Company, Cincinnati Life Insurance Company and CINFIN Capital, subsidiaries of Cincinnati Financial Corporation, own 14,121,542 shares, 1,419,979 shares, 1,036,125 shares and 4,500 shares, respectively.
(2)	There are two wholly-owned bank subsidiaries of the Company, which are beneficial owners of 12,308,717 shares. The banks hold these shares in a fiduciary capacity under numerous trust relationships, none of which relates to more than 5% of the shares, and have sole or shared voting power, and sole or shared investment power over these shares. The banks also hold shares in a non-discretionary capacity, and disclaim any beneficial interest in all shares held in these capacities.

ELECTION OF DIRECTORS

In accordance with the Company’s Code of Regulations, the Board of Directors is classified into three classes. Each class is to be elected to separate three (3) year terms with each term expiring in different years. At each Annual Meeting the Directors or nominees constituting one class are elected for a three (3) year term. The term of those Directors listed below as Class III expires at the Annual Meeting on March 23, 2004 and this Class contains the nominees to be elected to serve until the Annual Meeting of Shareholders in 2007. In December 2003, Thomas B. Donnell, a Class I Director, retired as a Director. At its January 20, 2004 meeting, the Board of Directors elected Kenneth W. Lowe to fill the Directorship left vacant by Mr. Donnell’s retirement. Additionally, in accordance with the retirement guidelines set forth in the Company’s Corporate Governance Guidelines, Joseph H. Head, Jr., a Class III director, is retiring upon expiration of his term at the Annual Meeting. At its January 20, 2004 meeting the Board of Directors voted to decrease the size of the Board such that no vacancies will result from Mr. Head’s retirement. Both Mr. Donnell and Mr. Head have generously given valuable years of service to the Company. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.

Director candidates are nominated by the Company’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s Charter directs the Committee to investigate and assess the background and skills of potential candidates and to maintain an active file of suitable candidates for directors. The Nominating and Corporate Governance Committee is empowered to engage a third party search firm to assist, but the Committee currently believes that the existing directors and executive management of the Company and its subsidiaries have significant networks of business contacts that likely will form the pipeline from which candidates will be identified. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Corporate Governance Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Committee members (individually or as a group), meet the Company’s Chief Executive Officer and other executive officers and ultimately meet many of the other Directors. The Nominating and Corporate Governance Committee would elicit feedback from all persons who met the candidate and then determine whether or not to nominate the candidate.

The Company’s Corporate Governance Guidelines set forth the following criteria for Directors: independence; highest personal and professional ethics and integrity; willing to devote sufficient time to fulfilling duties as a Director; impact on the diversity of the Board’s overall experience in business, government, education, technology and other areas relevant to the Company’s business; impact on the diversity of the Board’s composition in terms of age, skills and other factors relevant to the Company’s business; and number of other public company boards on which the candidate may serve (generally, should not be more than three public company boards in addition to the Company). The Company’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Nominating and Corporate Governance Committee no later than December 31 of each year. Submissions are to be addressed to the Nominating and Corporate Governance Committee at the Company’s executive offices, which submissions will then be forwarded to the Committee. The Nominating and Corporate Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The Nominating and Corporate Governance Committee is not obligated to nominate any such individual for election. No such shareholder nominations have been received by the Company for this Annual Meeting. Accordingly, no rejections or refusals of such candidates have been made by the Company.

The Nominating and Corporate Governance Committee did not hire any director search firm in 2004 and, accordingly, paid no fees to any such company. As indicated above, however, the Nominating and Corporate Governance Committee may do so in the future if necessary.

The Nominating and Corporate Governance Committee of the Board of Directors intends to nominate for election as Class III Directors the following five (5) persons, all of whom are presently serving as Class III Directors of the Company: Darryl F. Allen, Allen M. Hill, Dr. Mitchel D. Livingston, Hendrik G. Meijer, and James E. Rogers. Unless instructed otherwise, it is the intention of the persons named in the Proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Nominating and Corporate Governance Committee of the Board of Directors recommends. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the five (5) nominees specified above unless otherwise instructed by the shareholder. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election. Nominees receiving the five (5) highest totals of votes cast in the election will be elected as directors.

Neither the Board nor the Nominating and Corporate Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2003, 16 Directors attended the Annual Meeting.

The following tables set forth information with respect to each Class III Director, including both the retiring Director and the nominees for re-election at the Annual Meeting, and with respect to the continuing incumbent Directors in Classes I and II of the Board of Directors. The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards with the exceptions of Messrs. Schaefer and Schiff.

		Shares of Company Common Stock Beneficially Owned on December 31, 2003(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(5)	Percent of Class

CLASS III DIRECTORS (Terms Expire 2004)
DARRYL F. ALLEN, 60, Retired Chairman, CEO and President, Aeroquip-Vickers, Inc., formerly known as Trinova Corporation, a manufacturer and distributor of engineered components for industry, automotive, aerospace and defense. Director of Milacron, Inc.	1997	12,025.0021%

JOSEPH H. HEAD, JR.(2)(3), 71, Chairman and Director, Atkins & Pearce, Inc., manufacturer of industrial textiles.	1987	210,001.0371%

ALLEN M. HILL(2), 58, Retired CEO and President of DPL Inc. and its subsidiary The Dayton Power and Light Company.	1998	61,272.0108%

DR. MITCHEL D. LIVINGSTON, 59, Vice President for Student Affairs and Services, University of Cincinnati. Formerly, Dr. Livingston was Vice President for Student Services, University of Albany.	1997	15,563.0027%

HENDRIK G. MEIJER, 52, Co-Chairman, Meijer, Inc., a food and general merchandise retailer.	2001	16,990.0030%

JAMES E. ROGERS, 56, Chairman, President, CEO and Director of Cinergy Corp., Cinergy Services, CG&E and PSI Energy, since December, 1995, and Mr. Rogers was Vice Chairman, President and CEO since October, 1994. Formerly, Mr. Rogers was Chairman, President and CEO of PSI Energy. Director of Duke Realty Corporation.	1995	21,898.0039%

		Shares of Company Common Stock Beneficially Owned on December 31, 2003(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(5)	Percent of Class

CLASS I DIRECTORS (Terms Expire 2005)
JAMES P. HACKETT, 48, President, CEO and Director of Steelcase Inc., a manufacturer of office systems.	2001	9,082.0016%

JOAN R. HERSCHEDE, 64, President and CEO of The Frank Herschede Company, an investment holding company.	1991	52,720.0093%

ROBERT L. KOCH II, 65, President and CEO of Koch Enterprises, Inc., a holding company with worldwide subsidiaries that manufacture aluminum die castings, industrial painting systems, and automotive adhesives, and distribute heating and air conditioning equipment and hydraulic and pneumatic components. Director of Vectren Corporation.	1999	57,971.0102%

KENNETH W. LOWE, 53, President, CEO and Director of The E.W. Scripps Company since October 2000. Formerly, Mr. Lowe was Chairman, President and CEO of Scripps Networks, Inc., a subsidiary of The E.W. Scripps Company.	2004	0	0%

THOMAS W. TRAYLOR, 64, CEO of Traylor Bros., Inc., an underground and marine construction company.	1999	274,438.0484%

CLASS II DIRECTORS (Terms Expire 2006)
JOHN F. BARRETT, 54, Chairman, President, CEO and Director of The Western-Southern Life Insurance Co. since March, 1994. Formerly, President and COO, The Western-Southern Life Insurance Co. Director of Convergys Corporation and The Andersons, Inc.	1988	73,921.0130%

RICHARD T. FARMER, 69, Chairman and Director, Cintas Corporation, a service company that designs, manufactures and implements corporate identity uniform programs, since August, 1995. Formerly, Mr. Farmer was Chairman, CEO and Director of Cintas Corporation.	1982	186,914.0330%

ROBERT B. MORGAN, 69, Executive Counselor of Cincinnati Financial Corporation and Cincinnati Insurance Company since April 1, 1999. Formerly, Mr. Morgan was Director, CEO and President of Cincinnati Financial Corporation.	1986	89,826.0159%

GEORGE A. SCHAEFER, JR.(2), 58, President and Chief Executive Officer of Fifth Third Bancorp and Fifth Third Bank. Director of Anthem, Inc. and Ashland Inc.	1988	3,430,417.6028%

		Shares of Company Common Stock Beneficially Owned on December 31, 2003(1)
Name, Age and Principal Occupation During the Past Five Years	Director Since	Number(5)	Percent of Class
(CLASS II DIRECTORS—continued)

JOHN J. SCHIFF, JR.(2)(4), 60, Chairman, President, Chief Executive Officer and Director of Cincinnati Financial Corporation and Cincinnati Insurance Company. Retired as Chairman of John J. & Thomas R. Schiff & Co., Inc., an insurance agency in December, 1996. Director of Cinergy Corp. and Standard Register Co.	1983	404,258.0713%

DUDLEY S. TAFT(2), 63, President and Director, Taft Broadcasting Company, investor in entertainment and media properties. Director of Cinergy Corp. and The Tribune Company.	1981	99,976.0176%

All Directors and Executive Officers as a Group (32 persons).		12,657,445	2.2002%

(1)	As reported to Fifth Third Bancorp by the Directors as of the date stated. Includes shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed.
(2)	Members of the Executive Committee of the Board of Directors.
(3)	Joseph H. Head, Jr., a Class III director, is retiring upon expiration of his term at the Annual Meeting and, therefore, is not a nominee for reelection.
(4)	Mr. Schiff is a Director of Cincinnati Financial Corporation, whose holdings of Company shares are more fully set forth above under the caption “Certain Beneficial Owners” in this Proxy Statement.
(5)	The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised stock options and shares issuable upon termination of employment under the Company’s Non Qualified Deferred Compensation Plan. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of stock options: Mr. Allen, 11,688; Mr. Barrett, 22,658; Mr. Farmer, 10,000; Mr. Hackett, 7,000; Mr. Head, 10,000; Ms. Herschede, 5,000; Mr. Hill, 10,000; Mr. Koch, 16,303; Dr. Livingston, 13,536; Mr. Meijer, 7,000; Mr. Morgan, 22,658; Mr. Rogers, 21,393; Mr. Schaefer, 2,312,196; Mr. Schiff, 5,000; Mr. Taft, 22,658; and Mr. Traylor, 16,303. Mr. Schaefer also holds 108,096 shares issuable upon termination of employment under the Company’s Non Qualified Deferred Compensation Plan. The aggregate number of shares issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised stock options, held by the executive officers who are not also Directors is 5,839,531 and the aggregate number of shares issuable upon termination of employment under the Company’s Non Qualified Deferred Compensation Plan held by these individuals is 140,186.

BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS AND FUNCTIONS

The Board of Directors of the Company met six (6) times during 2003. The Company’s Board of Directors also regularly holds executive sessions of those members of the Board of Directors who meet the then current standards of independence. The chairman at these executive sessions is the Chairman of the Nominating and Corporate Governance Committee, who serves as the lead director of the Board in performing such other jobs as the independent Directors may determine.

There are six (6) committees of the Board of Directors: Executive, Audit, Compensation, Nominating and Corporate Governance, Risk and Compliance and Trust.

The Executive Committee of the Company serves in a dual capacity as the Executive Committee of the Company and Fifth Third Bank. Under Ohio law, the Company’s Code of Regulations and the Executive Committee Charter, the Executive Committee has the powers to act between meetings of the Board on virtually all matters that the Board could act upon. The Board of Directors has adopted an Executive Committee Charter which may be found on the Company’s website at www.53.com/investor/governance/executive_committee_charter.pdf. The Executive Committee met twelve (12) times in 2003 and consisted of Messrs. Head, Hill, Schaefer, Schiff and Taft.

The Audit Committee of the Company serves in a dual capacity as the Audit Committee of the Company and Fifth Third Bank. Nine (9) meetings of this Committee were held during 2003. One of the functions of this Committee is to carry out the statutory requirements of a bank audit committee as prescribed under Ohio law. Other functions include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Company, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Company’s financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Company’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Annex 1 and which may be found on the Company’s website at www.53.com/investor/governance/audit_committee_charter.pdf. The Audit Committee members for 2003 were Messrs. Allen, Barrett, Hackett, Morgan and Ms. Herschede. All members of the Audit Committee met the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Darryl F. Allen is an audit committee financial expert for the Company and is independent as described in the preceding sentence. The formal report of the Audit Committee with respect to the year 2003 begins on page 16 herein.

The Company has a Compensation Committee comprised entirely of independent Directors. Executive compensation and equity plan allocations are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found on the Company’s website at www.53.com/investor/governance/compensation_committee_charter.pdf. This Committee consisted of Messrs. Head, Hill and Rogers, and met four (4) times during 2003. The formal report of the Compensation Committee with respect to 2003 compensation begins on page 13 herein.

The Company has a Nominating and Corporate Governance Committee comprised entirely of independent Directors. This Committee develops and recommends to the Board corporate governance policies and guidelines for the Company and for the identification and nomination of Director and committee member candidates and nominates Directors for election to the Board and appointment to committee membership. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter which may be found on the Company’s website at www.53.com/investor/governance/nominating_and_corp_gov_committee_charter.pdf. This Committee consisted of Messrs. Allen, Koch, Rogers and Taft and met three (3) times during 2003.

The Company’s Risk and Compliance Committee was formed in March 2003 and replaced the Company’s Compliance Committee. This Committee serves in a dual capacity as the Risk and Compliance Committee of the

Company and Fifth Third Bank. The Committee oversees management’s compliance with all of Fifth Third’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations, including any terms and conditions required from time to time by any action, formal or informal, of the Board of Governors of the Federal Reserve, the Federal Reserve Bank of Cleveland, the Office of the Comptroller of the Currency, or any other federal or state banking regulatory agency or authority and any responses of management to any inquiries from any applicable banking regulator, and oversees management’s implementation and enforcement of Fifth Third’s risk management policies and procedures. The Board of Directors has adopted a Risk and Compliance Committee Charter which may be found on the Company’s website at www.53.com/investor/governance/risk_and_compliance_committee_charter.pdf. This Committee met eight (8) times in 2003 and consisted of Messrs. Barrett, Meijer and Traylor.

The Company has a Trust Committee which, until September 2003, was solely a Committee of Fifth Third Bank. The Trust Committee of the Company now serves in a dual capacity as the Trust Committee of the Company and Fifth Third Bank. The Committee reviews the fiduciary activities of the Bank and, more generally, oversees the structure for fiduciary activities for each of the Company’s subsidiary banks, including the Bank. In this regard, the Committee has responsibility to report risks identified in its review of such fiduciary activities to the Company’s Risk and Compliance Committee. The Committee also has overall responsibility for evaluating and approving the fiduciary policies of the Company and its bank subsidiaries. The Board of Directors has adopted a Trust Committee Charter which may be found on the Company’s website at www.53.com/investor/governance/trust_committee_charter.pdf. This Committee consisted of Messrs. Head, Livingston, Schaefer and Ms. Herschede, and met four (4) times during 2003.

With the exception of Mr. Farmer, no member of the Board of Directors of the Company attended less than 75% of the aggregate meetings of the Board of Directors and all committees on which such Director served during 2003.

The Board of Directors has adopted the Fifth Third Bancorp Corporate Governance Guidelines which may be found on the Company’s website at www.53.com/investor/governance/corp_gov_guidelines.pdf. The Board of Directors has also adopted the Fifth Third Bancorp Code of Business Conduct and Ethics which may be found on the Company’s website at www.53.com/investor/governance/code_of_business_conduct_and_ethics.pdf.

The Audit Committee has established Fifth Third’s EthicsLine, a toll free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest, dishonest or unethical conduct; disclosures in the Company’s SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of Fifth Third’s Code of Business Conduct and Ethics; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee on a regular, periodic basis.

Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: Fifth Third Bancorp Board of Directors, 38 Fountain Square Plaza, MD 10AT76, Cincinnati OH, 45263 or by a secure e-mail via the Company’s website at www.53.com/investor/governance/contact_us.asp. All communications directed to the Board of Directors will be received and processed by the Fifth Third Legal Department and will be transmitted to the Chairman of the Nominating and Corporate Governance Committee (who serves as the lead director of the Board of Directors) without any editing or screening by the Legal Department.

EXECUTIVE COMPENSATION

Set forth below are tables showing for the Chief Executive Officer and the six other highest-paid executive officers of the Company: (1) in summary form, the compensation paid for the last three years; (2) the options granted and options exercised; and (3) beneficial ownership of the Company’s Common Stock.

Summary

The following table is a summary of certain information concerning the compensation awarded, paid to, or earned by the Company’s Chief Executive Officer and each of the Company’s other six most highly compensated executive officers (the “named executives”) during each of the last three fiscal years or such shorter period during which such individuals served as an executive officer of the Company.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock Awards($)		Shares Underlying Options (#)	All Other Compensation ($)(2)
George A. Schaefer, Jr	2003	990,018	990,000	95,795	859,650	(3)	220,000	277,203
President and Chief Executive Officer	2002 2001	1,000,000 991,170	1,600,000 1,485,000	89,749 72,076	— —		250,000 250,000	364,000 346,664

Stephen J. Schrantz	2003	599,997	230,000	—	—		70,000	116,200
Executive Vice President	2002 2001	525,012 502,897	460,174 420,000	— —	— —		85,000 85,000	137,922 129,206

Kevin T. Kabat(4)	2003	520,000	300,000	—	—		60,000	114,800
Executive Vice President

Robert P. Niehaus	2003	524,992	220,000	—	—		70,000	104,299
Executive Vice President	2002 2001	460,012 406,929	410,331 305,445	— —	— —		82,500 80,000	121,848 99,732

Neal E. Arnold	2003	524,992	215,000	—	—		70,000	103,599
Executive Vice President and Chief Financial Officer	2002 2001	450,008 405,774	390,022 295,000	— —	— —		85,000 85,000	117,604 98,108

Michael D. Baker	2003	520,000	205,000	—	—		70,000	101,500
Executive Vice President	2002 2001	460,012 433,480	410,331 325,000	— —	— —		82,500 80,000	121,848 106,187

Robert J. King, Jr	2003	520,000	205,000	—	—		70,000	101,500
Executive Vice President	2002 2001	450,008 388,092	400,057 315,000	— —	— —		85,000 85,000	119,009 98,433

(1)	In accordance with SEC rules, amounts totaling less than $50,000 have been omitted. Of the amounts shown for Mr. Schaefer for 2003, $54,317 represents trust fees paid by the Company on behalf of Mr. Schaefer and $24,754 represents estate planning fees paid by the Company on behalf of Mr. Schaefer. Of the amounts shown for Mr. Schaefer for 2002 and 2001, $71,288 and $65,476, respectively, represent trust fees paid by the Company on behalf of Mr. Schaefer.

(2)	All Other Compensation consists solely of the amounts representing the allocations to each named executive under The Fifth Third Master Profit Sharing Plan and Non Qualified Deferred Compensation Plan.

(3)	Represents 15,000 shares granted on December 16, 2003 that are subject to vesting on December 31, 2006 provided the Company maintains satisfactory regulatory ratings. The dollar value given is based on the $57.31 closing price per share of Fifth Third Bancorp common stock on December 16, 2003. Dividends will be paid on these shares. As of December 31, 2003, these were the only shares of restricted stock held by Mr. Schaefer. Based on the $59.10 closing price per share of Fifth Third Bancorp common stock on December 31, 2003, these shares were valued at $866,500 as of such date.

(4)	Mr. Kabat first became an executive officer of the Company on December 16, 2003.

Stock Options

The following table sets forth information concerning individual grants of options to purchase the Company’s Common Stock made to the named executives in 2003:

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/SH.)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%($)	10%($)
George A. Schaefer, Jr	220,000	3.5%	51.46	3/28/13	7,119,842	18,043,077
Stephen J. Schrantz	70,000	1.1%	51.46	3/28/13	2,265,404	5,740,979
Kevin T. Kabat	60,000	0.9%	51.46	3/28/13	1,941,775	4,920,839
Robert P. Niehaus	70,000	1.1%	51.46	3/28/13	2,265,404	5,740,979
Neal E. Arnold	70,000	1.1%	51.46	3/28/13	2,265,404	5,740,979
Michael D. Baker	70,000	1.1%	51.46	3/28/13	2,265,404	5,740,979
Robert J. King, Jr	70,000	1.1%	51.46	3/28/13	2,265,404	5,740,979

(1)	All such options were granted March 28, 2003 except that options to purchase 5,000 shares shown in the totals above were each granted to Messrs Baker and King on April 7, 2003. All options first become exercisable as to 25% of the shares covered after one year of continued employment, as to 50% after two years of continued employment, as to 75% after three years of continued employment and are exercisable in full after the end of four years of continued employment. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation, then all options granted under this Plan shall become immediately exercisable. The option exercise price is not adjustable over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

The following table sets forth certain information regarding individual exercises of stock options during 2003 by each of the named executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at 12/31/03		Value of Unexercised In-the- Money Options at 12/31/03
			Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
George A. Schaefer, Jr.	193,041	8,747,093	2,312,196	407,500	61,215,751	2,198,769
Stephen J. Schrantz	75,938	3,257,765	840,133	133,750	23,023,641	710,909
Kevin T. Kabat	0	0	380,843	122,500	4,678,386	663,712
Robert P. Niehaus	64,332	2,548,211	697,488	131,250	16,708,857	700,550
Neal E. Arnold	40,489	1,839,800	584,955	133,750	12,118,683	710,909
Michael D. Baker	19,760	768,113	734,532	131,250	18,122,843	700,550
Robert J. King, Jr.	0	0	710,193	133,750	16,901,965	710,909

Beneficial Ownership

The following table sets forth certain information regarding the named executives’ beneficial ownership of the Common Stock of the Company as of December 31, 2003.

Title of Class	Name of Officer	Number of Shares(1)	Percent of Class
Common Stock	George A. Schaefer, Jr.	3,430,417.6028%
Common Stock	Stephen J. Schrantz	1,133,309.1997%
Common Stock	Kevin T. Kabat	424,565.0749%
Common Stock	Robert P. Niehaus	1,051,424.1853%
Common Stock	Neal E. Arnold	648,260.1143%
Common Stock	Michael D. Baker	1,030,737.1816%
Common Stock	Robert J. King, Jr.	856,027.1509%

(1)	The amounts shown represent the total shares owned outright by such individuals together with shares which are issuable upon the exercise of currently exercisable (or exercisable within 60 days), but unexercised stock options and shares held in the name of spouses, minor children, certain relatives, trusts, estates and certain affiliated companies as to which beneficial ownership may be disclaimed. These individuals have the right to acquire the shares indicated after their names, upon the exercise of currently exercisable (or exercisable within 60 days) stock options: Mr. Schaefer, 2,312,196; Mr. Schrantz, 840,133; Mr. Kabat, 380,843; Mr. Niehaus, 697,488; Mr. Arnold, 584,955; Mr. Baker, 734,532; and Mr. King, 710,193. The amounts shown also include shares issuable upon termination of employment under the Company’s Non Qualified Deferred Compensation Plan. These individuals have the right to acquire the shares indicated after their names, upon termination of employment under the Company’s Non Qualified Deferred Compensation Plan: Mr. Schaefer, 108,096; Mr. Schrantz, 37,189; Mr. Kabat, 4,222; Mr. Niehaus, 13,370; Mr. Arnold, 11,142; Mr. Baker, 24,393; and Mr. King, 13,579.

The Company has implemented stock ownership guidelines for its senior officers, including its executive officers. The guideline for the Company’s Chief Executive Officer represents shares having a value of approximately nine to ten times his current base salary and the guidelines for the Company’s other executive officers represent shares having a value of approximately three to four times current base salary. Executive officers will be required to retain 50% of the shares delivered under the Company’s equity compensation plans (net of taxes) until the ownership guidelines are met. In addition, executive officers will be required to retain 100% of net after-tax shares delivered under the Company’s equity compensation plans for a minimum of one year following exercise or vesting, as the case may be.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for the period January 1, 2003 through December 31, 2003, its executive officers and Directors complied with all filing requirements applicable to them.

Retirement Plans

The following table shows estimated annual benefits payable upon retirement under The Fifth Third Bancorp Master Retirement Plan (the “Retirement Plan”) and The Fifth Third Bancorp Supplemental Retirement Income Plan (the “Supplemental Plan”) based upon combinations of compensation levels and years of service:

PENSION PLAN TABLE

Approximate Annual Retirement Benefit Upon Retirement At Age 65 Before Adjustments (1) (2) (3)

Remuneration(4)(5)	15	20	25	30	35
$ 300,000	43,309	57,746	72,182	86,619	86,619
400,000	58,559	78,079	97,599	117,119	117,119
500,000	73,809	98,412	123,015	147,619	147,619
600,000	89,059	118,746	148,432	178,119	178,119
700,000	104,309	139,079	173,849	208,619	208,619
800,000	119,559	159,412	199,265	239,119	239,119
900,000	134,809	179,746	224,682	269,619	269,619
1,000,000	150,059	200,079	250,099	300,119	300,119
1,100,000	165,309	220,412	275,515	330,619	330,619
1,200,000	180,559	240,746	300,932	361,119	361,119
1,300,000	195,809	261,079	326,349	391,619	391,619
1,400,000	211,059	281,412	351,765	422,119	422,119
1,500,000	226,309	301,746	377,182	452,619	452,619
1,600,000	241,559	322,079	402,559	483,119	483,119
1,700,000	256,809	342,412	428,015	513,619	513,619
1,800,000	272,059	362,746	453,432	544,119	544,119

(1)	Benefits shown are computed on the basis of a straight life annuity. Other available forms of benefits payment under the Retirement Plan, which are the actuarial equivalent of the straight life annuity, are the joint and surviving spouse annuity, the contingent annuitant option, the life — 10-year-certain option, and the single lump-sum option. The method of payment from the Supplemental Plan is either a single lump sum or an installment.

(2)	Under the current law, the maximum annual pension benefit payable under the Internal Revenue Code, applicable to the Retirement Plan, is $160,000 for 2003 Any annual pension benefit accrued over $160,000 is payable under the Supplemental Plan.

(3)	The Retirement Plan and Supplemental Plan were frozen as of November 15, 1998 except for employees who were at least age 50 and had 15 years of credited service as of December 31, 1998. For the purpose of computing a benefit under these Plans on December, 31, 2003, Mr. Schaefer had 32 years of credited service; Mr. Schrantz, 20 years; Mr. Niehaus, 32 years; Mr. Arnold, 13 years; Mr. Baker, 30 years; and Mr. King, 29 years. Mr. Schaefer and Mr. Niehaus continue to accrue benefits under these Plans. Messrs. Schrantz, Arnold, Baker and King are not accruing benefits under these Plans but do continue to accrue service for eligibility of an immediate early retirement benefit. Mr. Kabat has a frozen benefit related to his service with Old Kent Financial Corporation. His annual benefit at age 65 would be approximately $65,400.

(4)	The amounts shown are the gross benefit amounts provided by both the Retirement Plan and the Supplemental Plan. Plan benefits are determined as 30.5% of final average pay minus 11.1% of the participant’s social security final average compensation (up to his social security covered compensation) with a reduction of 1/30th for each year of credited service less than 30. Benefits are also reduced for termination of service prior to age 60, for a commencement of benefit payments prior to age 60, and eliminated under the vesting schedule if the participant has less than five (5) vesting years.

(5)	Compensation for retirement benefit calculations under the Retirement Plan is defined as the base rate of pay plus variable compensation and is based on the final average pay for the highest five consecutive years out of the ten years preceding retirement. The 2003 base pay plus variable compensation are substantially the same as the amounts shown under the “Salary and Bonus” columns of the Summary Compensation Table. No more than an inflation adjusted $150,000 limit is taken into consideration under the Retirement Plan. Compensation in excess of an inflation adjusted $150,000 limit is taken into account under the Supplemental Plan.

Compensation of Directors

Non-employee Directors of the Company receive a single annual retainer of $50,000 and a fee of $1,500 per meeting attended. Non-employee Directors (other than committee chairs) receive a fee of $1,500 per committee meeting attended. Committee chairs receive an additional annual retainer of $7,500 and receive $2,500 per committee meeting. Pursuant to a Deferred Compensation Plan, Directors may annually defer from one-half to all of their compensation as Directors until age 65 or until they cease to serve on the Board, whichever occurs last. The deferred funds bear interest until paid at an annually adjusted rate equal to 1% over the U.S. treasury bill rate or Directors may elect to receive a return on deferred funds at a rate equal to the rate of return on the Company’s stock. Directors who are also employees receive no additional compensation for service on the Board.

The Company’s 1998 Long-Term Incentive Stock Plan provides that the Compensation Committee has full authority to provide awards of stock options to non-employee Directors. In 2003, each non-employee Director received options for 5,000 shares. The exercise price is equal to 100% of the market price on the date of grant. The options expire ten years from the date of grant.

REPORT OF THE COMPENSATION COMMITTEE

The following Report of the Compensation Committee and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

Policy

The Company’s cash compensation package for its executive officers consists of two components: (1) base salary; and (2) annual performance-based bonuses. The Company also provides stock option grants to its executive officers as a means to promote ownership in the Company.

The Compensation Committee (the “Committee”) is composed of independent Directors. This Committee is responsible for the approval and administration of the base salary level and annual bonus compensation programs as well as the stock option program for executive officers. In determining compensation levels, the Committee considers salary and bonus levels which will attract and retain qualified executives when considered with the other components of the Company’s compensation structure; specific annual performance criteria; and rewarding executive officers for continuous improvement in their respective areas which contribute to increases in shareholder value.

The Company’s philosophy for granting stock options is based on the principles of encouraging key employees to remain with the Company and to encourage ownership by providing them with a long-term interest in the Company’s overall performance and incenting those executive officers to manage with a view toward maximizing long-term shareholder value.

The Company uses the services of Towers Perrin, an executive compensation-consulting firm, to perform competitive peer analysis on an annual basis. In conjunction with the Company, Towers Perrin identified a group of peer companies based on market capitalization, geographic location, performance and similarity in lines of business.

Base Salary

Executive officers’ salaries are determined by evaluating both the most recent comparative peer data and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on the Company’s overall performance and the executive’s attainment of individual objectives during the preceding year.

Annual Bonuses

Executive officers (other than officers designated to participate in the Fifth Third Bancorp Variable Compensation Plan as discussed below) are eligible to earn annual bonuses. At the beginning of the year, the Committee establishes a target bonus matrix comprised of incrementally increasing amounts of earnings per share, which, if attained, make available an incentive pool for bonus payments. In 2003, the Company’s target goal was to increase net income and earnings per share by 10% and 12%, respectively, on a comparable basis, over 2002. The matrix was established by the Committee to reflect a bonus pool, which increased if incrementally higher net income resulted in 2003 as compared to 2002. However, if the Bancorp goals are not met, individual bonuses are reduced proportionately, with no bonuses paid unless earnings increase. The Committee determined that earnings for 2003 were sufficient to award bonuses under the Plan.

Annual performance goals are also established for each executive officer, including personal and departmental goals. The nature of these goals differs depending upon each officer’s job responsibilities. Goals are both quantitative in nature, such as sales and revenue goals and cost containment; and qualitative in nature, such as the development and retention of key personnel, assessment and development of quality products and services, and management effectiveness.

At the end of each year, the extent to which the profit plan goals are actually attained is measured. If all goals are completely met, the executive officer receives a target bonus amount. To the extent goals are partially met, then only that portion as expressed in the bonus matrix is paid out. Although specific relative weights are not assigned to each performance factor, a greater emphasis is placed on increasing net income.

The Fifth Third Bancorp Variable Compensation Plan

In 1998 the Committee and the Company’s shareholders approved and adopted the Fifth Third Bancorp Variable Compensation Plan (“Variable Compensation Plan”). For 2003, the Committee designated the participants in the Variable Compensation Plan as the President and CEO and all officers who were designated as an Executive Vice President of the Company as of January 1, 2003. The Committee also designated Performance Goals (as defined in the Variable Compensation Plan) for 2003 in the form of a matrix comprised of incrementally increasing amounts of earnings per share and net income and were based on the higher of these two measurements as defined in the matrix as approved by the Committee. If the maximum Performance Goals as established in that matrix were not met, individual payments were reduced proportionately with no payments made pursuant to the Variable Compensation Plan unless net income or earnings per share increase.

The Committee reviewed the performance of the Company and compared it to the Performance Goals for the 2003 Plan Year. Based on the Company’s performance, the Committee certified that the maximum Performance Goals were not met for 2003 and, therefore, the maximum payout available under the Variable Compensation Plan was reduced in accordance with the matrix.

Stock Option Grants

Options to purchase Common Stock are granted annually to executive officers. At the Annual Meeting held on March 17, 1998, the Company’s 1998 Long-Term Incentive Stock Option Plan was approved by the required number of votes. The stock option grants to executive officers in 2003 were made under the 1998 Long-Term Incentive Stock Plan. Grants are made to executive officers at an option price of 100% of the market value on the date of grant. The Company’s philosophy in granting stock options is to increase executive officer ownership in the Company. The Company therefore believes that executive officers will have an incentive to manage with a view toward maximizing long-term shareholder value. In determining the total number of options to be granted annually to all recipients, including the executive officers, the Committee considers the number of options already held by the executive officer, dilution, number of shares of Common Stock outstanding and the performance of the Company during the immediately preceding year. 2003’s grant to all employees totaled 6,324,940, or 1.12% of shares outstanding. The Committee sets guidelines for the number of shares available for the granting of stock options to each executive officer based on the total number of options available, an evaluation of competitive data for similar grants and the executive officer salary and position. These stock option grants provide incentive for the creation of shareholder value since the full benefit of the grant to each executive officer can only be realized with an appreciation in the price of the Company’s common shares.

Chief Executive Officer’s Compensation

The Committee considered the following factors in determining the base salary for 2003 for George A. Schaefer, Jr., President and Chief Executive Officer of the Company: the Company’s success in attaining its profit plan for 2002 as discussed below and the level of compensation paid to the highest paid executive at the companies selected for peer comparison. Based on these factors, the Committee established Mr. Schaefer’s base salary effective November 5, 2002 at $990,000, which is a decrease of approximately 1% from his 2002 salary level of $1,000,000. This placed Mr. Schaefer’s compensation slightly above the median of base salaries paid by those companies selected for peer comparison.

For 2003, Mr. Schaefer was eligible to earn a cash bonus ranging up to 200% of his base salary based on Performance Goals as designated under the Variable Compensation Plan. The Company’s maximum Performance Goals were established at a 10% increase, on a comparable basis, over the 2002 net income and a 12% increase over the 2002 earnings per share. For 2003, the Committee certified that based on the Company’s performance Mr. Schaefer earned a bonus of $990,000, which represented 100% of his base salary for fiscal year 2003.

On March 28, 2003, Mr. Schaefer was granted an option to purchase 220,000 shares of Common Stock. That grant was made in accordance with the guidelines of the Committee referenced above, including specifically the Company’s increase in its year-to-date earnings for the 2002 fiscal year and the 2002 Comparative Data.

On December 16, 2003 Mr. Schaefer was granted 15,000 shares of restricted stock that are subject to vesting on December 31, 2006 provided the Company maintains satisfactory regulatory ratings.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid for any fiscal year to the Company’s Chief Executive Officer and four other most highly compensated executive officers. The Company designed the 1998 Long-Term Incentive Stock Plan and the Variable Compensation Plan to meet the criteria for deductibility under Section 162(m). Accordingly, the Committee believes that all compensation for 2003 paid to Mr. Schaefer and to the other named executive officers is properly deductible under the Code. Any non-deductible amounts that have been paid, or may be paid in the future, under those plans are not expected to be significant.

Joseph H. Head, Jr., Chairman                 Allen M. Hill                 James E. Rogers

Compensation Committee Interlocks and Insider Participation

In 2003 the Compensation Committee members were Joseph H. Head, Jr., Allen M. Hill and James E. Rogers. No executive officer of the Company serves on any board of directors or compensation committee of any entity that compensates any member of the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

In accordance with its written charter attached as Annex 1 as adopted by the Board of Directors (“Board”), the Audit Committee of the Board (“Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Fifth Third Bancorp (“Fifth Third”). During 2003, the Committee met nine (9) times, and the Committee discussed the interim financial and other information contained in each quarterly earnings announcement and quarterly filings to the Securities and Exchange Commission and report with the Chief Executive Officer, Chief Financial Officer, Controller and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Fifth Third’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited consolidated financial statements of Fifth Third as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of Fifth Third’s consolidated financial statements and the independent auditors have the responsibility for the examination of those consolidated statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Fifth Third’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also appointed, subject to shareholder approval, the independent auditors.

Robert B. Morgan, Audit Committee Chairman

Darryl F. Allen, Audit Committee Vice Chairman

John F. Barrett, Audit Committee Member

James P. Hackett, Audit Committee Member

Joan R. Herschede, Audit Committee Member

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to Fifth Third Bancorp for the fiscal years ended December 31, 2003 and December 31, 2002 by the Company’s principal accounting firm Deloitte & Touche LLP.

	December 31,
	2003		2002
Audit Fees	$1,327,000		$974,000
Audit-Related Fees	421,000	(a)	250,000	(a)
Tax Fees	1,060,000	(b)	308,000	(b)
All Other Fees	102,000	(d)	370,000	(c)(d)

	$2,910,000		$1,902,000

(a)	Includes fees for services related to benefit plan audits, common trust fund audits, subsidiary company audits, Statement on Auditing Standards No. 70 and trust compliance.

(b)	Includes fees for services related to tax compliance and tax planning.

(c)	Includes permitted internal audit outsourcing.

(d)	The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Deloitte & Touche LLP pursuant to these exceptions.

CERTAIN TRANSACTIONS

Fifth Third Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary banks to various of its Directors, executive officers and corporations or other entities in which they may own a controlling interest. The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectibility or did not present other unfavorable features.

FINANCIAL PERFORMANCE

Total Return Analysis

The graphs below summarize the cumulative return experienced by the Company’s shareholders over the years 1998 through 2003, and 1993 through 2003, respectively, compared to the S&P 500 Stock, the S&P Banks and the NASDAQ Banks indices.

FIFTH THIRD BANCORP VS. MARKET INDICES

5 YEAR RETURN

10 YEAR RETURN

In prior years the Company had also reported the S&P Regional Banks index. This index was discontinued as of December 31, 2001 and, therefore, is no longer available for comparison.

PROPOSAL TO APPROVE THE INCENTIVE COMPENSATION PLAN,

INCLUDING THE ISSUANCE OF UP TO 20,000,000 SHARES THEREUNDER

DESCRIPTION OF THE INCENTIVE COMPENSATION PLAN

On January 20, 2004, subject to shareholder approval, the Company’s Board of Directors approved the Fifth Third Bancorp Incentive Compensation Plan (the “Plan”), based on recommendation of the Plan by its Compensation Committee.

The following description sets forth the material terms of the Plan. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan attached as Annex 2 to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Plan.

Purpose

The Plan is intended to promote the success of the Company and its subsidiaries by providing incentives to employees, directors and consultants of the Company and subsidiaries that will link their personal interests to the financial success of the Company and its subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its subsidiaries in their ability to attract and retain the services of employees, directors and consultants upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.

Administration

The Compensation Committee of the Board of Directors will administer the Plan. The Compensation Committee is composed of three or more directors who are “independent” under applicable Nasdaq Stock Market listing rules and will have at least two members who, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), qualify as “non-employee directors” and “outside directors,” respectively. The Committee has broad discretion and authority to, among other things, select the officers, employees, directors and consultants to whom awards may be granted, to determine the terms, conditions, form and amount of the awards, to establish, where deemed applicable, performance goals with respect to awards and to measure and certify the achievement thereof, and to establish guidelines and procedures relating to awards. The Committee will have full power to administer and interpret the Plan and to adopt or establish, and to modify or waive, rules, regulations, agreements, guidelines, procedures and instruments which it deems necessary or advisable for the administration and operation of the Plan. The Committee may delegate its authority to the Chief Executive Officer, to other officers, or to the Company’s Pension and Profit Sharing Committee (or any similar or successor committee), provided that such delegation will not extend to action with respect to awards made to “covered employees,” as defined in Code Section 162(m), or to “officers” for purposes of Rule 16b-3 under the Exchange Act.

Eligibility

Any officer, employee, director or consultant of the Company or any of its subsidiaries or affiliates is eligible to receive an award under the Plan. As of December 31, 2003 there were approximately 18,899 employees and 170 directors of the Company and its subsidiaries and affiliates. The selection of participants and the nature and size of the awards is subject to the discretion of the Committee.

Shares Available for Issuance

The Plan provides that the total number of shares of Common Stock which may be issued pursuant to awards under the Plan may not exceed 20,000,000, plus any shares that have already been authorized and previously approved by the Company’s shareholders and are available for issuance under the Company’s 1998

Long-Term Incentive Stock Plan (the “Predecessor Plan”) as of the date the Plan is approved by the shareholders, plus any shares underlying awards made under the Predecessor Plan which are subsequently forfeited or otherwise become available for issuance under the terms of the Predecessor Plan. As of December 31, 2003, a total of 1,925,208 shares remained available for grant under the Predecessor Plan. Therefore, based on this information, if the Plan is approved, a total of approximately 21,925,208 shares will be available for grant under the Plan, representing approximately 3.9% of the Company’s outstanding Stock as of December 31, 2003. In addition, a total of 31,573,221 previously granted options are outstanding and unexercised under the Predecessor Plan. If the plan is approved by the Company’s shareholders, no further grants will be made under the Predecessor Plan.

To the extent that shares of Common Stock subject to an outstanding award under the Plan or the Predecessor Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration while unexercised of such award, by reason of the tendering or withholding of shares to pay all or a portion of the exercise price or to satisfy all or a portion of the tax withholding obligations relating to the award, by reason of being settled in cash in lieu of shares or settled in a manner that some or all of the shares covered by the award are not issued to the participant, or being exchanged for a grant under the Plan that does not involve Common Stock, then such shares shall immediately again be available for issuance under the Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

Shares of Common Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries shall not reduce the number of shares available to be issued under the Plan.

Of the shares authorized for issuance under the Plan, up to 30% may be issued with respect to awards which are not appreciation rights or stock options, and up to 5,000,000 may be issued pursuant to options which are incentive stock options under the Code. In addition, as required by Code Section 162(m), the Plan includes a limit of 800,000 shares of Common Stock as the maximum number of shares that may be subject to awards made to any one individual in any one calendar year.

The source of Common Stock issued with respect to awards may be authorized but unissued shares or treasury shares. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, merger, consolidation or spin-off or other corporate change affecting the Common Stock, the number of shares of Common Stock authorized for issuance, available for issuance or covered by any outstanding award and the price per share of any such award, and the various limitations described above, will be proportionately adjusted. Fractional shares will not be issued under the Plan.

Equity Compensation Plan Table

The following table sets forth certain information regarding the Company’s equity-based compensation plans as of December 31, 2003:

Plan category	Number of securities to be issued upon exercise of outstanding options		Weighted-average exercise price of outstanding options		Number of securities remaining available for future issuance under equity compensation plans(D)
Equity compensation plans approved by shareholders	38,530,366		$44.82		2,499,264	(A)
Equity compensation plans not approved by shareholders	—	(B)	—	(B)	1,000,000	(C)

Total	38,530,366		$44.82		3,499,264

(A)	Includes 526,526 shares issuable relating to deferred stock compensation plans.

(B)	Excludes 2,196,588 outstanding options awarded under plans assumed be the Company in connection with certain mergers and acquisitions. The Company has not made any awards under these plans and will make no additional awards under these plans. The weighted-average exercise price of the outstanding options is $36.99 per share.

(C)	Represents remaining shares of common stock under the Company’s 1993 Stock Purchase Plan, as amended and restated.

(D)	Excludes shares to be issued upon exercise of outstanding options.

Awards

A participant in the Plan is permitted to receive multiple grants of awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award.

The following types of awards may be granted under the Plan:

Stock Appreciation Rights (“SARs”).    The Committee may grant SARs independently of any stock option or in tandem with all or any part of a stock option granted under the Plan. Upon exercise, each SAR entitles a participant to receive an amount equal to the excess of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR is granted. The payment may be made in shares of Common Stock having a Fair Market Value on the date of exercise equal to the amount due upon the exercise of the SAR, may be paid in cash, or in a combination. Upon exercise of an SAR granted in conjunction with a stock option, the option may be required to be surrendered.

Restricted Stock and Restricted Stock Units.    An award of Restricted Stock is an award of shares of Common Stock that may not be sold or otherwise disposed of during a restricted period determined by the Committee. An award of Restricted Stock Units is an award of the right to receive a share of Common Stock after the expiration of a restricted period determined by the Committee. Restricted Stock may be voted by the recipient. To the extent provided by the Committee, dividends on the Restricted Stock and Restricted Stock Units may be payable to the recipient in cash or in additional Restricted Stock or Restricted Stock Units.

Performance Shares and Performance Units.    Performance Shares and Performance Units are awards of a fixed or variable number of shares or of dollar-denominated units that are earned by achievement of performance goals established by the Committee. If the applicable performance criteria are met, the shares are earned and become unrestricted with respect to Performance Shares or an amount is payable with respect to the Performance Units. The Committee may provide that a certain percentage of the number of Performance Shares or Units originally awarded may be earned based upon the attainment of the performance goals. Amounts earned under Performance Share and Performance Unit Awards may be paid in Common Stock, cash or a combination of both. During the applicable performance period for an award, the shares may be voted by the recipient and the recipient may be entitled to receive dividends on those shares, at the discretion of the Committee.

Stock Options.    Stock Options may be nonqualified stock options or incentive stock options that comply with Code Section 422. The exercise period for any stock option will be determined by the Committee at the time of grant. The exercise price per share for all shares of Common Stock issued pursuant to stock options under the Plan may not be less than 100% of the Fair Market Value of a share of Common Stock on the grant date. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The Plan limits the term of any stock option to 10 years and prohibits repricing of options.

Awards under Deferred Compensation or Similar Plans.    Participants may receive the right to receive Common Stock or a fixed or variable share denominated unit granted under the Plan or any deferred compensation or similar plan established from time to time by the Company.

Annual Incentive Awards.    Participants in the Plan may receive Annual Incentive Awards. If the Plan is approved by the shareholders, the Committee intends to make Annual Incentive Awards under the Plan in lieu of awards under the Company’s Variable Compensation Plan. Under an Annual Incentive Award, the participant may receive an amount based on the achievement of performance goals established by the Committee. As required by Code Section 162(m), the Plan provides an annual limit of $4,000,000 on the amount a single participant may earn under an Annual Incentive Award for any calendar year.

Other Incentive Awards.    The Committee may grant other types of awards of which may be based in whole or in part by reference to Common Stock or upon the achievement of performance goals or such other terms and conditions as the Committee may prescribe. As required by Code Section 162(m), the Plan provides an annual limit of $4,000,000 on the amount a single participant may earn under any such Other Incentive Award. For purposes of this limitation, any award earned over a period greater than one year is deemed to have been earned ratably over the full and partial calendar years in such period.

Performance Goals

Section 162(m) of the Code disallows federal income tax deductions for certain compensation in excess of $1,000,000 per year paid to each of the Company’s Chief Executive Officer and its other four most highly compensated executive officers (collectively, the “Covered Employees”). Under Section 162(m), compensation that qualifies as “other performance-based compensation” is not subject to the $1,000,000 deduction limit. In addition to the annual limitations on awards described above, another condition necessary to qualify certain incentive awards (other than SARs and stock options, which are treated as “other performance-based compensation”) as “other performance-based compensation” is that the material criteria relating to the performance goals under which the award is made must be disclosed to, and approved by, the shareholders of the Company before the incentive compensation is paid.

For those types of awards under the Plan intended to meet the definition of “other performance-based compensation” the Committee will establish performance goals with respect to an award based upon one or more of the following performance criteria: total shareholder return, earnings, earnings per share, net income, revenues, expenses, market share, charge-offs, loan loss reserves, non-performing assets, return on assets, return on equity, assets, deposits, loans, asset quality levels, interest-sensitivity gap levels, Fair Market Value of the Common Stock, value of assets, investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, or achievement of balance sheet or income statement objectives. These performance goals may be measured for achievement or satisfaction during the period the Committee permits the participant to satisfy or achieve the performance goals and may be in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on, or adjusted for, other objective goals, events, or occurrences established by the Committee for a performance period. Performance goals may be particular to a line of business, subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result. Performance goals may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. The performance goal related to an award must be established by the Committee prior to the completion of 25% of the performance period or such earlier date as may be required by Section 162(m) of the Code.

At the end of each performance period for an award to Covered Employees, the Committee will determine and certify the extent to which the performance goal established for the performance period has been achieved and determine the amount to be paid, vested or delivered as a result thereof, provided the Committee may, in its sole discretion, reduce or eliminate such amount to the extent permitted under the Plan and applicable law.

Termination of Employment or Services

The disposition of each award held by a participant at termination of employment or service as a director or consultant will be as determined by the Committee and set forth in the agreement applicable to such award or in any amendment or modification thereof. To the extent the award agreement does not expressly provide for such disposition, then the disposition of the award shall be determined as set forth in the Plan.

Change in Control

Unless otherwise provided by the Committee in the agreement applicable to an award (including any amendment or modification thereof), upon a Change in Control of the Company, all awards based on the Common Stock shall immediately vest 100% and all performance-based awards shall be immediately payable based upon the extent, as determined by the Committee, to which the performance goals for the performance period then in progress have been met up through the date of the Change in Control or based on 100% of the value on the date of grant of the performance based award, if such amount is higher.

Other Provisions

In general, except to the extent provided by the Committee in the specific terms of an award or with respect to certain transfers of nonqualified stock options to certain family members or foundations for no value or other consideration, no award will be assignable or transferable except by will, the laws of descent and distribution.

The Committee may impose such restrictions and limitations on any awards granted under the Plan as it may deem advisable, including, but not limited to share ownership or holding period requirements and requirements to enter into or to comply with confidentiality, non-competition and other restrictive or similar covenants.

The receipt of payment of cash or the delivery of shares that would otherwise be due to a participant under an award may be deferred at the election of the participant pursuant to an applicable deferral plan established by the Company or a subsidiary.

Effective Date, Amendment and Termination

If approved by the shareholders, the Plan will become effective as of the date of such approval and will remain in effect until all shares subject to the Plan have been purchased and/or acquired according to the provisions of the Plan, provided, however, that no awards may be granted on or after the tenth anniversary of such date. The Board of Directors may terminate the Plan at any time and may amend or modify the Plan from time to time provided that no such action shall materially adversely alter or impair any outstanding award without the consent of the participant affected thereby. In addition, unless approved by the Company’s shareholders, no amendment or modification may increase the number of shares of Common Stock which may be issued under the Plan (except pursuant to an adjustment related to a corporate change affecting the Common Stock), expand the types of awards available to participants under the Plan, materially expand the class of persons eligible to participate in the Plan, delete or limit the provisions prohibiting the repricing of options or reduce the price at which shares may be offered under options, extend the termination date for making awards under the Plan, or become effective if such amendment or modification is required under the rules and regulations of the Nasdaq Stock Market or another national exchange on which the Common Stock is then listed, or other applicable law, rules or regulations, to be approved by the shareholders.

The Committee may amend or modify any outstanding awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such award as so amended or modified, provided that no amendment or modification shall materially adversely alter or impair an outstanding award without the consent of the participant affected thereby.

Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax consequences to participants who may receive grants of awards under the Plan. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment.

Stock Appreciation Rights.    No taxable income is recognized by a participant upon the grant of a SAR under the Plan. Upon the exercise of an SAR, the participant will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock received and the amount of cash received. Shares of Common Stock received upon the exercise of a SAR will, upon subsequent sale, be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR.

The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes ordinary income upon exercise of the SAR.

Stock Awards.    A recipient of Restricted Stock, Performance Shares or any other awards of shares of Common Stock generally will be subject to tax at ordinary income rates on the Fair Market Value of the Common Stock at the time the shares have been delivered and are no longer subject to forfeiture. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant of shares of Common Stock will have ordinary taxable income on the date of the grant equal to the Fair Market Value of the shares as if the shares were unrestricted or the shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the Restricted Shares or Performance Shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the Fair Market Value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company is entitled to a deduction for compensation paid to a participant in the amount of ordinary income recognized by the participant.

Restricted Stock Units and Performance Units.    A recipient of units will generally be subject to tax at ordinary income rates on the Fair Market Value of any Common Stock issued or cash paid pursuant to such an award, and the Company will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. The Fair Market Value of any Common Stock received will generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any common stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution.

Nonqualified Stock Options.    For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price multiplied by the number of shares received pursuant to the exercise of such options. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.

Incentive Stock Options.    No taxable income is realized by the participant upon exercise of an incentive stock option granted under the plan, and if no disposition of those shares is made by such participant within two years after the date of grant or within one year after the transfer of those shares to the participant, then (a) upon the sale of the shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain and any loss sustained will be taxed as a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon disposition of the shares) over the exercise price, and (b) the Company will be entitled to deduct such amount. Any additional gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and may not be deducted by the Company.

If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.

Annual Incentive Award and Other Incentive Awards.    A participant will recognize ordinary income upon receipt of cash pursuant to a cash award and the Company will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient.

Other incentive awards.    The federal income tax consequences of other incentive awards will depend on how the awards are structured. Generally, the Company will be entitled to a deduction with respect to other incentive awards only to the extent that the recipient realizes compensation income in connection with such awards.

New Plan Benefits

No determination has yet been made as to the amount or terms of any stock-based incentives or any future cash awards under the Plan. If the Plan had been in effect during 2003, the performance goals for the Annual Incentive Award for 2003 under the Plan would have been the same as those set under the Variable Compensation Plan. Bonus awards in 2003 under that plan for the Company’s Chief Executive Officer and six other most highly compensated executive officers were: $990,000 for Mr. Schaefer, $230,000 for Mr. Schrantz, $300,000 for Mr. Kabat, $220,000 for Mr. Niehaus, $215,000 for Mr. Arnold, $205,000 for Mr. Baker and $205,000 for Mr. King.

For additional information concerning the Company’s compensation of its directors and executive officers, please see “Executive Compensation.”

Vote Required

The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the Plan. Abstentions will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted for this proposal and the adoption of the Plan unless otherwise instructed by the shareholder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE INCENTIVE

COMPENSATION PLAN, INCLUDING THE ISSUANCE OF UP TO 20,000,000

SHARES THEREUNDER

AUDITORS

The Audit Committee of the Board of Directors proposes and recommends that the shareholders approve the selection by the Committee of the firm of Deloitte & Touche LLP to serve as independent auditors for the Company for the year 2004. The firm has served as independent auditors for Fifth Third Bank since 1970 and the Company since 1975. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to make such comments as they desire and to respond to questions from shareholders of the Company. Action by the shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders the final choice in the designation of auditors. If the resolution approving Deloitte & Touche LLP as the Company’s independent auditors is rejected by the shareholders then the Committee will reconsider its choice of independent auditors. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the resolution unless otherwise instructed by the shareholder. Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve the appointment of Deloitte & Touche LLP. Abstentions will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. The Audit Committee of the Board of Directors recommends the adoption of the resolution.

SHAREHOLDER PROPOSAL

The Company has been notified that the following shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. The address and stock ownership of the proponent will be furnished by the Corporate Secretary of the Company to any person, orally or in writing as requested, promptly upon receipt of any oral or written request therefor. In accordance with Federal securities regulations, we include the shareholder proposal plus any supporting statement exactly as submitted by the proponent. Therefore, the Company takes no responsibility for the content of the proposal or supporting statement submitted by the proponent. To make sure readers can easily distinguish between material provided by the proponent and material provided by the Company, we have put a box around material provided by the proponent.

NorthStar Asset Management, Inc. has submitted the following resolution:

FIFTH THIRD BANCORP

SEXUAL ORIENTATION NONDISCRIMINATION POLICY

WHEREAS: Fifth Third Bancorp does not explicitly prohibit discrimination based on sexual orientation in its written employment policy;

Many of our peers, including Citigroup, Bank of America, J.P. Morgan Chase, Wells Fargo, Prudential Financial, Wachovia, Bank One, FleetBoston Financial, and US Bancorp explicitly prohibit this form of discrimination in their written policies, according to the Human Rights Campaign;

JP Morgan Chase, FleetBoston Financial, Capitol One, John Hancock Financial, State Street, and Wainwright publicly endorsed the federal Employment Nondiscrimination Act, which would prohibit employment discrimination based on sexual orientation.

Two-thirds of the Fortune 500 companies have adopted written nondiscrimination policies prohibiting harassment and discrimination on the basis of sexual orientation, as have more than 95% of Fortune 100 companies, according to the Human Rights Campaign;

A 2000 study by Hewitt Associates, a compensation and management consulting firm, found that 64% of large employers prohibited discrimination on the basis of sexual orientation;

We believe that corporations that prohibit discrimination on the basis of sexual orientation have a competitive advantage in recruiting and retaining employees from the widest talent pool;

According to a September 2002 survey by Harris Interactive and Witeck-Combs, 41% of gay and lesbian workers in the United States reported an experience with some form of job discrimination related to sexual orientation; almost one out of every 10 gay or lesbian adults also stated that they had been fired or dismissed unfairly from a previous job, or pressured to quit a job because of their sexual orientation;

Atlanta, San Francisco, Seattle and Los Angeles have adopted legislation restricting business with companies that do not guarantee equal treatment for lesbian and gay employees;

Fourteen states, the District of Columbia and more than 150 cities and counties, including the cities of Cleveland, Columbus, Toledo and Dayton, have laws prohibiting employment discrimination based on sexual orientation;

Our company has operations in states and cities that prohibit discrimination on the basis of sexual orientation;

National public opinion polls consistently find more than three quarters of the American people support equal rights in the workplace for gay men, lesbians and bisexuals; for example, in a Gallup poll conducted in June 2001, 85% of respondents favored equal opportunity in employment for gays and lesbians;

RESOLVED: The Shareholders request that Fifth Third Bancorp amend its written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and to substantially implement that policy.

SUPPORTING STATEMENT: Employment discrimination on the basis of sexual orientation diminishes employee morale and productivity. Because state and local laws are inconsistent with respect to employment discrimination, our company would benefit from a consistent, corporate-wide policy to enhance efforts to prevent discrimination, resolve complaints internally, and ensure a respectful and supportive atmosphere for all employees. Fifth Third will enhance its competitive edge by joining the growing ranks of companies guaranteeing equal opportunity for all employees.

The Board of Directors makes no recommendation on this proposal. Pursuant to the Company’s Code of Regulations, the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote is required to approve this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted as instructed by the shareholder, however, if no direction is made no vote will be cast on this proposal. Abstentions, and shares not voted by shareholders of record present or represented at the Annual Meeting and entitled to vote, will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome.

2005 SHAREHOLDER PROPOSALS

In order for shareholder proposals for the 2005 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s Proxy Statement, they must be received by the Company at its principal office in Cincinnati, Ohio, prior to October 22, 2004.

Any shareholder who intends to propose any other matter to be acted upon at the 2005 Annual Meeting of Shareholders (but not include such proposal in the Company’s Proxy Statement) must inform the Company no later than January 5, 2005. If notice is not provided by that date, the persons named in the Company’s proxy for the 2005 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2005 Annual Meeting.

OTHER BUSINESS

On December 23, 2003, the Company was informed that a group of its shareholders may present a proposal at the Annual Meeting regarding reconsideration by the Board of outsourcing decisions by the Company. If such a proposal is made at the Annual Meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment and interest of the Company. The persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal.

Except as set forth above, the Board of Directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment and interest of the Company. No other shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement.

A copy of the Company’s Annual Report on Form 10-K for the most recent fiscal year, as filed with the Securities and Exchange Commission, not including exhibits, will be mailed without charge to shareholders upon written request. Requests should be addressed to Paul L. Reynolds, Secretary, Fifth Third Bancorp, Fifth Third Center, MD 10AT76, Cincinnati, Ohio 45263. The Form 10-K includes certain listed exhibits, which will be provided upon payment of a fee covering the Company’s reasonable expenses.

By order of the Board of Directors

Paul L. Reynolds

Secretary

ANNEX 1

As Approved by the Boards of Directors

of Fifth Third Bancorp on December 16, 2003

and of Fifth Third Bank on December 16, 2003

CHARTER

OF THE

AUDIT JOINT COMMITTEE

OF THE

BOARDS OF DIRECTORS OF

FIFTH THIRD BANCORP

AND

FIFTH THIRD BANK

I.    AUTHORITY AND MEMBERSHIP

The Committee shall be a joint committee of the Boards of Directors of Fifth Third Bancorp (the “Corporation”) and of Fifth Third Bank, an Ohio banking corporation (the “Bank”). The members of the Committee are appointed annually by the Boards of Directors of the Corporation and the Bank on the recommendation of the Nominating and Corporate Governance Committee of the Corporation. The members shall serve until their successors are duly elected and qualified by the Board. The Board determines the number of members in the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law, the Code of Regulations or by requirements applicable to Nasdaq National Market issuers or such other exchange or system upon which the Corporation’s securities are listed, quoted and/or traded (“Nasdaq”). In no event will such number of members be less than three (3). Committee members must fully satisfy independence and experience requirements as prescribed by Nasdaq, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), and the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and applicable rules and regulations thereunder. No member of the Committee may be a “large customer” of the Bank as determined by the Board of Directors of the Bank pursuant to FDICIA and applicable rules and regulations thereunder. No member of the Committee may be an “affiliated person” of the Corporation or any of its subsidiaries (as defined in the federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies or on the audit committee of any financial institution not affiliated with the Bank.

Director’s fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Corporation.

At least one member of the Committee shall be an “audit committee financial expert” as defined by the rules of the SEC, and all members of the Committee shall have a strong level of accounting or financial acumen and shall be able to read and understand fundamental financial statements at the time of their appointment to the Committee. At least two members of the Committee shall have “banking or related financial management expertise” as determined by the Board of Directors pursuant to FDICIA and applicable rules and regulations thereunder.

The Board will appoint one of the members of the Committee to serve as Committee Chair. The Committee may also appoint a Secretary, who need not be a Director.

In addition to the Corporation, the Committee is the audit committee for the entire Bank and has the responsibility, fiduciary duty and authority to oversee the management, financial statements and audit functions of all of the affiliate banks that comprise the Bank. In that capacity, the Committee will receive official reports of management and the internal and external auditors regarding financial reporting, internal controls and other matters as discussed herein of the entire Bank as well as the Corporation.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, as well as compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and compensation to independent counsel or any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee is also responsible for the appointment, compensation, and oversight of the work of the Corporation’s internal audit department, including the senior internal audit executive. The senior internal audit executive shall functionally report to the Committee and shall administratively report to the Corporation’s President and Chief Executive Officer. The Committee is responsible for identifying and approving the specific responsibilities of the senior internal audit executive.

II.    PURPOSES OF THE COMMITTEE

The Committee’s primary purposes are to:

•	Oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.

•	Provide assistance to the Corporation’s Board by monitoring:

1)	the integrity of the financial statements of the Corporation,

2)	the independent auditors’ qualifications and independence,

3)	the performance of the Corporation’s and its subsidiaries’ internal audit function and independent auditors,

4)	the Corporation’s system of internal controls, and

5)	the Corporation’s financial reporting and system of disclosure controls.

•	Provide assistance to the Bank’s Board by monitoring:

1)	the integrity of the financial statements of the Bank,

2)	the Bank’s system of internal controls,

3)	the Bank’s financial reporting, and

4)	the compliance by the Bank with applicable legal and regulatory requirements.

•	Prepare the Committee report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

The Committee will also perform the duties required by law to be performed by an audit committee for any other subsidiary bank of the Corporation that does not have its own audit committee and by a fiduciary audit

2

committee for the Bank and any other subsidiary bank and non-bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

With respect to joint sessions of the Committee:

(a)	The Committee may meet simultaneously as a committee of the Corporation and the Bank or any other subsidiary of the Corporation for which it acts, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Corporation and one or more subsidiaries may have different interest; and

(b)	The Committee should consult with internal or outside counsel if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Corporation and those of the Corporation’s subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Corporation’s policies regarding Sections 23A and 23B of the Federal Reserve Act.

The Committee’s job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Corporation’s or the Bank’s financial statements, to plan or conduct audits, or to determine that the Corporation’s or the Bank’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Corporation’s and the Bank’s management are responsible for preparing such financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Corporation’s Corporate Governance Guidelines and Code of Business Conduct and Ethics.

III.    RESPONSIBILITIES OF THE COMMITTEE

A.	Charter Review

•	Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter; and

•	Publicly disclose the charter and any such amendments at the times and in the manner as required by the SEC and/or any other regulatory body or stock exchange having authority over the Corporation, and in all events post such charter and amendments to the Corporation’s website.

B.	Corporation Financial Reporting / Internal Controls

•	Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

•	Review and discuss with management, the Corporation’s Disclosure Committee and the independent auditors the Corporation’s quarterly financial statements and its Form 10-Q (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis, the results of the independent auditors’ reviews of the quarterly financial statements, and determine whether the quarterly financial statements should be included in the Corporation’s Form 10-Q;

•	Review and discuss with management, the Corporation’s Disclosure Committee and the independent auditors the Corporation’s annual audited financial statements and its Form 10-K (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K;

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•	Review and discuss with management, the Corporation’s Disclosure Committee and, where appropriate, the independent auditors, the Corporation’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released (including the use of “pro forma” or “adjusted” non-GAAP information and all related reconciliations to GAAP information) and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences;

•	Review and discuss with the Corporation’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Corporation’s Form 10-Q and 10-K or other filings or reports;

•	Discuss with management, the Corporation’s Disclosure Committee and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles (“GAAP”) methods on the Corporation’s financial statements;

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the corporation’s financial statements, conditions or results and any necessary disclosures related thereto;

•	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies;

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	Ensure that the Corporation’s independent auditors report to the Committee all of the Corporation’s critical accounting policies and procedures and alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Ensure that the Corporation’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Corporation’s independent auditors, internal auditors, and management (including the Corporation’s Disclosure Committee) their assessments of the adequacy of the Corporation’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any significant internal control weaknesses diligently;

•	Discuss with the Corporation’s independent auditors, internal auditors and management (including the Corporation’s Disclosure Committee), as appropriate, the Corporation’s FDICIA internal controls report and the attestation of the Corporation’s independent auditors to the same;

•	Discuss with the Corporation’s independent auditors, internal auditors and management (including the Corporation’s Disclosure Committee), as appropriate, any significant weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Corporation’s progress in promptly addressing and correcting any significant identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

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•	Receive periodic reports from the independent auditors and appropriate officers of the corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation; and

•	Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls or other related matters of the Corporation’s subsidiaries.

C.	Bank Financial Reporting / Internal Controls

•	Review, discuss with management (and, if deemed necessary, the internal and external auditors) and approve the Bank’s financial statements, any reports required by the Bank’s State of incorporation, and the Bank’s representations made to the Corporation regarding the same;

•	Discuss with management (and, if deemed necessary, the internal and external auditors) significant financial reporting issues and significant accounting policies and judgments made in connection with the preparation of the Bank’s financial statements and call reports, including any significant changes in the Bank’s selection or application of accounting principles;

•	Discuss with management and the internal auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Bank’s financial statements and any necessary disclosures related thereto;

•	Review all material written communication between the independent auditors and Bank management;

•	Discuss with the Bank’s internal auditors and management their assessments of the adequacy of the Bank’s internal controls, including an assessment of whether management is diligently resolving any internal control weaknesses;

•	Review with management and the independent auditors the basis for the reports, if any, required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2 (a) and (b) and Sections 363.3 (a) and (b), respectively;

•	Discuss with the Bank’s internal auditors and management any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and management’s proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Bank’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters; and

•	Discuss with management and the internal auditors the Bank’s compliance with applicable laws and regulations and from time to time advise the Board of Directors with respect to the same.

D.	Bank Trust Audit

•	Direct and oversee the annual fiduciary audit of the Bank’s trust and other fiduciary functions;

•	Receive and review reports of the internal audit department and management regarding the Bank’s controls for transaction, reputation, and compliance risks as they relate to the Bank’s fiduciary activities; and

•	Perform any other duties required to be performed by a fiduciary audit committee for the Bank in the manner required by applicable laws and regulations.

E.	Independent Auditors

•	Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team;

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•	Monitor the independence, qualifications and performance of the independent auditors by, among other things:

1)	Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation;

2)	Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

3)	Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating or misleading the Corporation’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4)	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

•	Review and approve the independent annual audit plan as well as material changes thereto quarterly;

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation by the independent auditors, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Corporation which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Corporation Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the independent auditors’ audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation’s quarterly or annual reports required by Section 13(a) of the Exchange Act;

•	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporation, including in particular the prohibition on employment under Section 10A(1) of the Exchange Act as chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Corporation, during the preceding one-year period;

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•	If appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the Corporation’s audit team and any matters of audit quality and consistency; and

•	Ensure that the independent auditors have access to all necessary Corporation personnel, records or other resources.

F.	Internal Audit Function

•	Review and approve the internal audit department’s charter, as well as any material changes thereto annually;

•	Review and approve the internal audit department’s Audit Standards Manual and significant operating policies, as well as any material changes thereto annually;

•	Review and oversee the appointment, performance and replacement of the senior internal audit executive, as well as review and concur with the overall performance rating and compensation of the same annually;

•	Identify and approve the specific responsibilities of the senior internal audit executive to the Committee and the Corporation’s President and Chief Executive Officer, and receive and review annual reports from the senior internal audit executive on the consistency of actual practice with these specific responsibilities;

•	Review and approve the annual risk assessment, as well as material changes thereto quarterly;

•	Review and approve the internal annual audit plan, including significant cosourcing agreements, as well as any material changes to the internal audit plan quarterly;

•	Receive and review reports from the internal audit department regarding:

1)	execution of the internal audit plan quarterly;

2)	achievement of annual audit plan;

3)	issues that result in a less than satisfactory audit rating, along with management’s proposed corrective actions and the status of that corrective action at each meeting, until the issue is closed by the internal audit department;

4)	outstanding audit findings and/or issues by rating, as well as those which are past-due or have been re-aged, systemic issues which are pervasive or persistent across audits and over time, as well as trends in issues (volume, ratings, by line of business, etc);

5)	significant trends of risk exposures and control matters;

6)	significant governance issues that arise in the course of performing audits;

7)	any unwarranted restriction on access by internal auditors to all Corporation activities, records, property, and personnel;

8)	objective internal audit department performance metrics quarterly;

9)	departmental budget or financial information (annually for approval and updates quarterly);

10)	adequacy of financial and human resources;

11)	significant departmental initiatives ;

12)	significant staff training activities;

13)	results of internal and external quality assurance reviews;

14)	any potential fraud involving management or employees who are significantly involved in the internal controls of the Corporation as necessary;

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15)	calls to the Corporation’s Ethics Line; and

16)	materials relative to significant industry, accounting, risk management or internal control matters that impact audit scope or emphasis.

•	Pre-approve instances where the internal audit department will act as a consultant or will participate in significant special projects or unscheduled activities that exceed 500 hours and receive and review reports of the senior internal audit executive on the nature and extent of such activities; and

•	Ensure that the internal auditors have access to all necessary Corporation resources.

G.	Compliance Oversight

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

•	Establish procedures and require the Corporation to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies; and

•	Discuss with the Corporation’s General Counsel and Chief Risk Officer legal matters that may have a material impact on the financial statements and that may have an impact on the Corporation’s compliance policies.

H.	Subsidiaries of the Corporation

•	Review and approve all subsidiary bank audit committee charters and any material changes thereto annually;

•	Receive and review the minutes of all subsidiary bank audit committee meetings;

•	Receive and review special reports of subsidiary bank audit committees;

•	Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.2 (a) and (b) and Sections 363.3 (a) and (b), respectively; and

•	Perform the duties required to be performed by the fiduciary audit committee for any bank and non-bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

I.	General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly;

•	On a regular basis, as appropriate, meet separately with management (especially the Chief Financial Officer), the Corporation’s Disclosure Committee, the internal auditors, and with the independent auditors;

•	Report to the Board on the Committee’s activities at each Board meeting;

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•	Maintain minutes or other records of the Committee’s meetings and activities;

•	Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management, the Corporation’s Disclosure Committee, the internal auditors and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Prepare the audit committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC; and

•	Annually review the performance of the Committee.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

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ANNEX 2

FIFTH THIRD BANCORP

INCENTIVE COMPENSATION PLAN

(As adopted January 20, 2004, subject to shareholder approval)

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TABLE OF CONTENTS

(continued)

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Article 1. Establishment, Purpose, and Duration

1.1     Establishment of the Plan. On January 20, 2004, the Board of Directors of Fifth Third Bancorp (the “Company”) adopted, subject to the approval of shareholders, this incentive compensation plan known as the “Fifth Third Bancorp Incentive Compensation Plan” (hereinafter referred to as the “Plan”), which permits the grant of short-term and long-term incentive and other stock and cash awards. If approved by the shareholders, the Plan would replace the Fifth Third Bancorp 1998 Long Term Incentive Stock Plan and the Fifth Third Bancorp Variable Compensation Plan and no further awards would be made under such plans.

1.2     Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Employees, Directors and Consultants of the Company and its Subsidiaries that will link their personal interests to the financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Employees, Directors and Consultants upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

1.3     Duration of the Plan. The Plan was approved by the Board on January 20, 2004, shall become effective on the date it is approved by the Company’s shareholders (the “Effective Date”), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan.

Article 2. Definitions and Construction

2.1     Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) “Annual Incentive Award” has the meaning specified in Section 10.1.

(b) “Award” includes, without limitation, Options, Stock Appreciation Rights, Performance Share or Unit Awards, Dividend or Dividend Equivalent Rights, Stock Awards, Restricted Stock or Unit Awards, Cash Awards, Annual Incentive Awards or Other Incentive Awards that are valued in whole or in part by reference to, or are otherwise based on, the Company’s Stock, performance goals or other factors, all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

(c) “Award Agreement” means the agreement or other writing (which may be framed as a plan or program) that sets forth the terms and conditions of each Award under the Plan, including any amendment or modification thereof.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(e) “Board” or “Board of Directors” means the Board of Directors of the Company.

(f) “Cash Award” has the meaning specified in Section 10.2(d).

(g) “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(i) any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new Director, whose election by the Board or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the consummation of (1) the sale or disposition of all or substantially all the Company’s assets; or (2) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

(iv) the shareholders of the Company approve a plan of complete liquidation of the Company.

However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed “part of a purchasing group...” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the continuing members of the Board who are not also Employees).

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i) “Committee” means the Fifth Third Bancorp Compensation Committee, or such other committee designated by the Board of Directors to administer this Plan. The Committee shall be appointed by the Board, shall consist of three or more outside, independent members of the Board, and in the judgment of the Board, shall be qualified to administer the Plan as contemplated by (i) Rule 16b-3 of the Securities Exchange Act of 1934 (or any successor rule), (ii) Section 162(m) of the Code, as amended, and the regulations thereunder (or any successor Section and regulations), and (iii) any rules and regulations of the Nasdaq Stock Market (or such other stock exchange on which the Stock is traded). Any member of the Committee who does not satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by the Committee. The Board may, at any time and in its complete discretion, remove any member of the Committee and may fill any vacancy in the Committee.

(j) “Company” means Fifth Third Bancorp, an Ohio corporation, or any successor thereto as provided in Article 15 herein.

(k) “Consultant” means any person, including an advisor (other than a person who is an Employee or a Director), or any entity that renders services to the Company and/or a Subsidiary.

(l) “Covered Employee” means any Participant who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which an Award becomes taxable to such Participant.

(m) “Director” means a director of the Company or a Subsidiary, including for this purpose, any non-employee Subsidiary officer who serves as an affiliate director.

(n) “Disability” means totally and permanently disabled as from time to time defined under the long-term disability plan of the Company or a Subsidiary applicable to Employee, or in the case where there is no applicable plan, permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor Section).

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(o) “Dividend or Dividend Equivalent Rights” has the meaning specified in Section 10.2(a).

(p) “Effective Date” means the date this Plan is approved by the Company’s shareholders.

(q) “Employee” means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Director.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(s) As used in this Plan (unless a different method of calculation is required by applicable law) “Fair Market Value” on or as of any date shall mean (i) the closing price of the Stock as reported by the Nasdaq Stock Market (or, if the Stock is not listed for trading on the Nasdaq Stock Market, then on such other national exchange upon which the Stock is then listed) for such date, or if there are no sales on such date, on the next preceding day on which there were sales, or (ii) in the event that the Stock is no longer listed for trading on a national exchange, an amount determined in accordance with standards adopted by the Committee.

(t) “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article 9 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code (or any successor Section).

(u) “Nonqualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article 9 herein, which is not intended to be an Incentive Stock Option.

(v) “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w) “Other Incentive Award” has the meaning specified in Section 10.2(e).

(x) “Participant” means an Employee, a Director or a Consultant who has been granted an Award under the Plan.

(y) “Performance Share” means an Award representing the right to receive a payment equal to the value of a performance share, granted to a Participant pursuant to Article 8 herein.

(z) “Performance Unit” means an Award representing the right to receive a payment based on the value of a performance unit, granted to a Participant pursuant to Article 8 herein.

(aa) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock or receipt of Shares attributable to a Restricted Stock Unit is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 7 herein.

(bb) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(cc) “Plan” means this Fifth Third Bancorp Incentive Compensation Plan, as herein described and as hereafter from time to time amended.

(dd) “Predecessor Plan” means the 1998 Long-Term Incentive Stock Plan of Fifth Third Bancorp, as from time to time amended.

(ee) “Previously-Acquired Shares” means shares of Stock acquired by the Participant or any beneficiary of a Participant, which Shares have been held for a period of not less than six months, or such longer or shorter period as the Committee may require or permit.

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(ff) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article 7 herein.

(gg) “Restricted Stock Unit” means an award representing a right to receive a payment equal to the value of a Share, granted to a Participant pursuant to Article 7 herein.

(hh) Except to the extent otherwise provided by the Committee in the applicable Award Agreement or any amendment or modification thereof, (i) ”Retirement” means (A) termination of employment for any reason (other than under circumstances determined by the Company or a Subsidiary to constitute cause) on or after (1) attaining age 50 and having been employed by the Company and/or a Subsidiary for five or more years and (2) at the time of such termination, the sum of the Participant’s age as of the date of the Participant’s most recent birthday and the number of full years of such employment is 60 or more; and (ii) “Retired,” with respect to a Participant, means having incurred a termination of employment or service as a Director or Consultant under circumstances constituting a Retirement and remaining retired from the financial services industry, which for this purpose, shall mean the Participant does not, without the written consent of the Company, become an employee or director of, or a consultant or advisor or otherwise directly or indirectly provide services to, a financial services institution (other than the Company or a Subsidiary).

(ii) “Stock” or “Shares” means the common stock without par value of the Company.

(jj) “Stock Appreciation Right” or “SAR” means an Award, granted to a Participant pursuant to Article 6 herein.

(kk) “Stock Award” has the meaning specified in Section 10.2(b).

(ll) “Subsidiary” shall mean any corporation which is a subsidiary corporation of the Company, as that term is defined in Section 424(f)of the Code.

(mm) “Voting Stock” shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

2.2     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Article 3. Administration

3.1     Authority of the Committee.

(a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have all powers vested in it by the term of the Plan, such powers to include the authority to:

(i) Select the persons to be granted Awards under the Plan;

(ii) Determine the terms, conditions, form and amount of Awards to be made to each person selected;

(iii) Determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made;

(iv) To establish objectives and conditions for earning Awards;

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(v) To determine the terms of each Award Agreement and any amendments or modifications thereof (which shall not be inconsistent with the Plan);

(vi) To determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the Performance Period;

(vii) To determine if and when an Award may be deferred;

(viii) To determine whether the amount or payment of an Award should be reduced or eliminated; and

(ix) To determine the guidelines and/or procedures for the payment or exercise of Awards.

Notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.2, Section 8.4 or 10.1 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons with respect to such Awards.

3.2     Decisions Binding. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or establish such rules, regulations, agreements, guidelines, procedures and instruments, which are not contrary to the terms of the Plan and which, in its opinion, may be necessary or advisable for the administration and operation of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

3.3     Delegation of Certain Responsibilities. The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this Article 3; provided, however, that except as provided below the Committee may not delegate its authority to grant Awards under the Plan or to correct errors, omissions or inconsistencies in the Plan. The Committee may delegate to the Company’s Chief Executive Officer, to other officers of the Company and/or to the Fifth Third Bancorp Pension and Profit Sharing Committee (or any similar or successor committees) its authority under this Article 3, provided that such delegation shall not extend to the grant of Awards or the exercise of discretion with respect to Awards to Employees who, at the time of such action, are (a) Covered Employees or (b) officers of the Company or its Subsidiaries who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

3.4     Procedures of the Committee. Except as may otherwise be provided in the charter or similar governing document applicable to the Committee, (a) all determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present; (b) a majority of the entire Committee shall constitute a quorum for the transaction of business; and (c) any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company’s Articles of Incorporation, as amended from time to time, and Ohio law for their services as directors of the Company.

3.5     Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company and, if required, by the Participant, and shall contain such terms and conditions as may be authorized or approved by the Committee. Such terms and conditions need not be the same in all cases.

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3.6     Rule 16b-3 Requirements. Not withstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act (“Rule 16b-3”).

Article 4. Stock Subject to the Plan

4.1     Number of Shares.

(a) Subject to adjustment as provided in Section 4.2 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed (i) twenty million (20,000,000) Shares, plus (ii) the number of Shares that remain available for issuance under the Predecessor Plans as of the Effective Date (increased by any Shares subject to any award (or portion thereof) outstanding under the Predecessor Plans on the Effective Date which are not issued upon or due to the subsequent exercise, termination, expiration or lapse of such award). Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. To the extent that shares of Stock subject to an outstanding Award or an award under the Predecessor Plan are not issued by reason of the forfeiture, termination, surrender, cancellation or expiration while unexercised of such award, by reason of the tendering or withholding of Shares (by either actual delivery or by attestation) to pay all or a portion of the purchase price or to satisfy all or a portion of the tax withholding obligations relating to an Award, by reason of being settled in cash in lieu of Stock or settled in a manner such that some or all of the Shares covered by the Award are not issued to a Participant, or being exchanged for a grant under this Plan that does not involve Stock, then such shares shall immediately again be available for issuance under this Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

(b) Shares of Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries shall not reduce the number of Shares available for issuance under this Plan.

(c) Subject to Section 4.2, the following limitations shall apply to Awards under the Plan:

(i) All of the Shares that may be issued under this Plan may be issued pursuant to SARs or Options granted hereunder, provided that the number of shares of Stock that may be issued under this Plan pursuant to Options which are Incentive Stock Options shall be limited to 5,000,000.

(ii) With respect to Awards other than SARs and Options, not more than 30% of the total number of Shares that may be issued under this Plan may be issued pursuant to such other Awards.

(iii) The maximum number of Shares that may be covered by Awards granted under this Plan to any single Participant shall be 800,000 Shares during any one calendar year. For purposes of applying the limitations set forth in this paragraph (iii), if an Award, including, but not limited to Options, SARs, Restricted Stock, Restricted Stock Units and Performance Shares, is denominated in Shares or the amount of the payment to be made thereunder shall be determined by reference to the value of Shares, then such Award shall be counted in the year the Award is granted as covering the number of Shares set forth in the Award. If an Award is granted in tandem with a Stock Appreciation Right, such that the exercise of the Award right or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Award right, respectively, with respect to such share, the tandem Award right and Stock Appreciation Right with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (iii).

4.2     Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class

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of shares which may be delivered under the Plan, in the maximum number of Shares set forth in paragraph 4.1(c) above, and in the number and class of and/or price of shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 424(h)(3) of the Code.

Article 5. Eligibility and Participation

5.1     Eligibility. Persons eligible to participate in this Plan include all Employees Directors and Consultants.

5.2     Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Employees, Directors and Consultants to whom Awards shall be granted and determine the nature and amount of each Award. No Employee, Director or Consultant shall have any right to be granted a subsequent Award under this Plan if previously granted an Award.

Article 6. Stock Appreciation Rights

6.1     Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Employees, Directors and/or Consultants at any time and from time to time, at the discretion of the Committee. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

6.2     Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, which may include, but are not limited to, a corresponding proportional reduction in Options or other Awards granted in tandem with such SARs.

6.3     Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the Fair Market Value of a Share on the date of grant); by

(b) The number of Shares with respect to which the SAR is exercised.

6.4     Form of Payment. Payment to a Participant of the amount due upon SAR exercise will be made in Shares having a Fair Market Value as of the date of exercise equal to the amount determined under Section 6.3 above, except as the Committee may otherwise provide for the payment in cash in the applicable Award Agreement or any amendment or modification thereof.

6.5     Duration of SAR. Each SAR shall expire at such time as the Committee shall determine in the Award Agreement, however, no SAR shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

6.6     Termination of Employment or Service. The disposition of SARs held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 11 below.

6.7     Nontransferability of SARs. Except as may be permitted by the Committee in the applicable Award Agreement or any amendment or modification thereof, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

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Article 7. Restricted Stock and Restricted Stock Units

7.1     Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock and Restricted Stock Units under the Plan to such Employees, Directors and/or Consultants and in such amounts and on such terms and conditions as it shall determine.

7.2     Transferability. Except as provided in this Article 7, the Shares of Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Award Agreement, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals) as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

7.3     Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable and the Committee may legend certificates representing Restricted Stock or record stop transfer orders with respect to uncertificated Shares to give appropriate notice of such restrictions.

7.4     End of Period of Restriction. Except as otherwise provided in this Article, after the last day of the Period of Restriction, (a) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant, and (b) the Participant shall be entitled to receive one Share of Stock with respect to each Restricted Stock Unit. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend or stop transfer order removed. If delivery of Shares is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

7.5     Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Award Agreement.

7.6     Dividends and Other Distributions. Except as otherwise provided by the Committee, during the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares or, if applicable, Restricted Stock Units equal to the number of such Shares, shall be subject to the same restrictions on transferability as the Shares of Restricted Stock or Restricted Stock Units with respect to which they were paid.

7.7     Termination of Employment or Service. The disposition of Restricted Stock and Restricted Stock Units held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 11 below.

Article 8. Performance Units and Performance Shares

8.1     Grant of Performance Units or Performance Shares. Subject to the terms and conditions of the Plan, Performance Units or Performance Shares may be granted to Employees, Directors and/or Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant and the terms and conditions thereof.

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8.2     Value of Performance Units and Performance Shares. The Committee shall set performance goals over certain periods to be determined in advance by the Committee (“Performance Periods”). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of one or more certain performance criteria and objectives described in Section 8.8 herein. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

8.3     Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to Section 8.2 have been met. It will then determine the applicable percentage to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent.

8.4     Committee Discretion to Adjust Awards. Subject to limitations applicable to payments to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit award or Performance Share award, at any time or from time to time, including but not limited to the performance goals.

8.5     Form and Timing of Payment. The payment described in Section 8.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

8.6     Termination of Employment or Service. The disposition of Performance Shares and Performance Units held by a Participant at the time of termination of such Participant’s employment or service as a Director or Consultant shall be determined in accordance with Article 11 below.

8.7     Nontransferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

8.8     Performance Goals. For purposes of this Plan, including, but not limited to, Awards of Performance Shares and Performance Units under this Article 8, and of Annual Incentive Awards or other performance-based Awards under Article 10, “performance goals” shall mean the criteria and objectives, determined by the Committee, which shall be satisfied or met during the applicable Period of Restriction or Performance Period, as the case may be, as a condition to the Participant’s receipt, of Shares or cash with respect to such Award. The criteria or objectives for an Award shall be determined by the Committee in writing, shall be measured for achievement or satisfaction during the Performance Period of Period or Restriction in which the Committee established for such Participant to satisfy or achieve such criteria and objectives and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or

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other external or internal measure and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria and objectives relate to one or more of the following: total shareholder return, earnings, earnings per share, net income, revenues, expenses, market share, charge-offs, loan loss reserves, non-performing assets, return on assets, return on equity, assets, deposits, loans, asset quality levels, interest-sensitivity gap levels, Fair Market Value of the Stock, value of assets, investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objective established by the Committee. Performance criteria and objectives may include or exclude extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. Such performance criteria and objectives may be particular to a line of business, Subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result. In interpreting Plan provisions applicable to performance criteria and objectives and to performance-based Awards to Participants who are Covered Employees, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and the regulations thereunder. The Committee in establishing performance criteria and objectives applicable to such performance-based Awards, and in interpreting the Plan, shall be guided by such standards, including, but not limited to providing that the performance-based Award shall be paid, vested or otherwise delivered solely as a function of attainment of objective performance criteria and objectives based on one or more of the specific criteria and objectives set forth in this Section 8.8 established by the Committee not later than 90 days after the Performance Period or Period of Restriction applicable to the Award has commenced (or, if such period of service is less than one year, not later than the date on which 25% of such period has elapsed). Prior to the payment of any compensation based on achievement of performance criteria and objectives to any such Covered Employee, the Committee must certify in writing the extent to which the applicable performance criteria and objectives were, in fact, achieved and the amounts to be paid, vested or delivered as a result thereof, provided the Committee may reduce, but not increase, such amount.

Article 9. Options

9.1     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors, and/or Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, only Employees may receive an Award of Incentive Stock Options.

9.2     Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. Unless the Option Agreement shall specify that the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, the Option shall be a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

9.3     Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the Option is granted. Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once an Option is granted, the Committee shall have no authority to reduce the Option price, nor may any Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price without the approval of the Company’s shareholders, except pursuant to Section 4.2 of the Plan related to an adjustment in the number of Shares.

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9.4     Duration of Options. Each Option shall expire at such time as the Committee shall determine in the Award Agreement, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

9.5     Exercise of Options. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants.

9.6     Payment. To the extent exercisable and not expired or forfeited, cancelled or otherwise terminated, Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, including, but not limited to, delivery of a properly completed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the sale of the Shares subject to the Option exercise or to deliver loan proceeds from such broker to pay the exercise price and any withholding taxes due, (b) by delivery or deemed delivery through attestation of Previously-Acquired Shares having a Fair Market Value at the time of exercise equal to the total Option price, (c) by a combination of (a) or (b), or (d) such other methods as the Committee deems appropriate. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name. Notwithstanding the foregoing, the Option price payable with respect to the exercise of any Options by a Participant who has a deferral election in effect under the Company’s Stock Option Gain Deferral Plan (the “Gain Deferral Plan”) shall be made solely be tendering Previously-Acquired Shares in accordance with paragraph (b) above. As soon as practicable after receipt of notice of exercise and payment, the Company shall credit to the Participant under the Gain Deferral Plan the net shares (as defined in such Plan) and shall deliver to the Participant a certificate or certificates representing shares with a Fair Market Value equal to the aggregate option exercise price paid (other than payment by affirmation of ownership), net of any tax withholding.

9.7     Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

9.8     Special Provisions Applicable to Incentive Stock Options. To the extent provided or required under Section 422 of the Code or regulations thereunder (or any successor Section or regulations) the Award of Incentive Stock Options shall be subject to the following:

(a) In the event that the aggregate Fair Market Value of the Stock (determined at the time the Options are granted) subject to ISOs held by a Participant that first becomes exercisable during any calendar year exceeds $100,000 then the portion of such ISOs equal to such excess shall be NQSOs.

(b) An Incentive Stock Option granted to an employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

(c) No ISO granted to an employee who, at the time of grant, has (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall be exercisable later than the fifth (5th) anniversary date of its grant.

9.9     Termination of Employment or Service. The disposition of Options held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 11 below.

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9.10     Nontransferability of Options. Except as provided below or as the Committee may permit, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, a Participant may transfer and assign such Participant’s rights and interests in a NQSO to a Permitted Transferee, including the right to exercise such Option, provided that: (i) the transfer does not result in the reacquisition of such Option by the Company or any Subsidiary, other than in a fiduciary capacity, (ii) the transfer is for no value or other consideration except as is permitted by General Instruction 1(a)(5) of SEC Form S-8, (iii) each transferred Option involves at least 10,000 Shares, (iv) no further transfer of the Option is permitted by the Permitted Transferee, and (v) and all other terms of such Option, including those conditions related to the Participant’s employment, remain in effect. For purposes hereof, the term “Permitted Transferee” means, with respect to the Participant, any of the following, provided, however, that none of the following individuals or entities may be non-employee consultants who provide services to Fifth Third Bancorp: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships; a trust in which these persons and/or the Participant (collectively at the time of the transfer) have more than 50% of the beneficial interests (taking into account both current and remainder interests); a foundation exempt from federal income tax under Code Section 501(a) as an organization described in Code Section 501(c)(3) in which these persons and/or the Participant (collectively at the time of the transfer) control the management of assets; and any other entity in which these persons and/or the Participant (collectively at the time of the transfer) own more than 50% of the voting interests. Any such transfer shall only be effective upon receipt by the Committee, or its delegate, of an acceptable written notice of transfer in such form as the Committee may require. The Committee may permit other transfers and may impose such additional restrictions on transferability, and establish such operational procedures regarding transferability, as it may deem appropriate, necessary, or advisable.

Article 10. Annual and Other Incentive Awards

10.1     Annual Incentive Awards. The Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Annual Incentive Awards to Employees, including, but not limited to, Covered Employees. Each such Award shall provide that:

(a) Amounts earned by and paid to Participants under Annual Incentive Awards will be based upon achievement of performance goals established pursuant to Section 8.8 above over a one-year Performance Period, subject to the Committee’s authority to reduce, but not increase, such amount.

(b) The maximum amount any Participant may earn under an Annual Incentive Award for any calendar year shall not exceed $4,000,000.

(c) Annual Incentive Awards shall be paid in cash, subject to the Committee providing that all or a portion of any such amount may be paid in Shares.

10.2     Grant of Other Incentive Awards. Other Incentive Awards may be granted to Employees, Directors and/or Consultants at any time and from time to time as shall be determined by the Committee. Such Awards may include, but are not limited to:

(a)  Dividend or Dividend Equivalent Right. A right to receive dividends or their equivalent in value in Stock, cash or in a combination of both with respect to any new or previously existing Award.

(b)  Stock Award. An unrestricted transfer of ownership of Stock.

(c)  Awards under Deferred Compensation or Similar Plans. The right to receive Stock or a fixed or variable share denominated unit granted under this Plan or any deferred compensation or similar plan established from time to time by the Company.

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(d)  Cash Award. An award denominated in cash, subject to the achievement of performance goals set forth in Section 8.8 during a Performance Period determined by the Committee, or that may be earned under a Company or Subsidiary bonus or incentive plan or program.

(e)  Other Incentive Awards. Other Incentive Awards which are related to or serve a similar function to those Awards set forth in this Section 10.2.

10.3     Terms of Other Incentive Awards. Other Incentive Awards may be made in tandem, with, in replacement of, or as alternatives to Awards under Articles 6, 7, 8 or 9 of this Plan or of any other incentive or employee benefit plan of the Company or any of its subsidiaries. An Other Incentive Award may provide for payment in cash or in Stock or a combination thereof.

10.4     Limitations. The number of Shares covered by Other Incentive Awards granted to a Participant during a calendar year shall be taken into account for purposes of the annual limitation set forth in Section 4.1(c)(iii) above. The maximum amount that may be earned under the Plan during any calendar year with respect to any Cash Award or Other Incentive Award described in Section 10.2, shall be $4,000,000. Any amount earned with respect to which performance is measured over a period greater than one year shall be deemed to have been earned ratably over the full and partial calendar years in such period.

10.5     Termination of Employment or Service. The disposition of Annual and Other Incentive Awards held by a Participant at the time of termination of employment or service as a Director or Consultant shall be determined in accordance with Article 11 below.

Article 11. Termination of Employment or Services as a Director or Consultant

11.1     Termination of Employment or Service Other Than Due to Death, Disability or Retirement. Subject to Section 11.4 below, if the employment or service of a Participant shall terminate for any reason other than death, Disability or Retirement:

(a) Each SAR and Option shall be immediately cancelled and terminated;

(b) Any shares of Restricted Stock or Restricted Stock Unit, still subject to restrictions as of the date of such termination, shall automatically be forfeited and returned to the Company or cancelled, as applicable;

(c) All Performance Units and Performance Shares shall be forfeited and no payment shall be made with respect thereto; and

(d) No amounts shall be earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

11.2     Termination Due to Death or Disability. Subject to Section 11.4 below, in the event the employment or service of a Participant is terminated by reason of death or Disability:

(a) Each SAR and Option held by the Participant (whether or not exercisable prior to the date of termination) may be exercised on or before the earlier of the expiration date of the SAR or Option or two years following the date of termination due to death or Disability;

(b) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units pursuant to Section 7.2 herein shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable, and distribution of Shares with respect to Restricted Stock Units shall occur pursuant to Section 7.5 above;

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(c) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned on a prorated basis and a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee, shall be made at the time payments are made to Participants who did not terminate service during the Performance Period; and

(d) No amounts shall be earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

11.3     Termination of Employment or Service Due to Retirement. Subject to Section 11.4 below, in the event the employment or service of a Participant terminates by reason of Retirement:

(a) Each SAR and Option which is fully exercisable at the date of termination shall continue to be exercisable until the earlier of (i) the expiration date of the SAR or Option, or (ii) two years after the date of termination of employment or service, or (iii) the date the Participant ceases to be Retired;

(b) Each SAR or Option which is not fully exercisable at the date of termination shall, to the extent exercisable continue to be exercisable, and to the extent not then exercisable shall, for so long as the Participant remains Retired, become exercisable in accordance with the terms of the Award Agreement as if such Participant’s employment or service had not terminated, and shall remain exercisable until the earlier of (i) the expiration date of the SAR or Option, (ii) two years after the date on which the SAR or Option first becomes fully exercisable, or (iii) the date the Participant ceases to be Retired;

(c) Any remaining Period of Restriction applicable to Restricted Stock or Restricted Stock Units pursuant to Section 7.2 hereof shall continue to apply and the Shares of Restricted Stock or Restricted Stock Units shall thereafter become free of restrictions and be freely transferable in accordance with the terms of the Award Agreement as if the Participant’s employment or service had not terminated, provided, however that as of the date the Participant shall cease to be Retired, any shares of Restricted Stock or Restricted Stock Units still subject to restrictions shall be automatically forfeited and returned to the Company or cancelled, as applicable;

(d) Each Performance Unit or Performance Share Award held by the Participant shall be deemed earned on a prorated basis and a prorated payment based on the Participant’s number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as determined by the Committee, shall be made at the time payments are made to Participants who did not terminate service during the Performance Period, provided, that no payment shall be made unless the Participant has remained Retired through the date of such payment; and

(e) No amounts shall be earned or payable under any Annual Incentive Award or any Other Incentive Award, except as may be otherwise determined by the Committee.

11.4     Effect of Termination of Employment or Service. The disposition of each Award held by a Participant in the event of termination of employment or service as a Director or Consultant shall be as determined by the Committee and set forth in the applicable Award Agreement and any amendment or modification thereof, which disposition may differ from the provisions of Sections 11.1, 11.2 and 11.3 above. To the extent the applicable Award Agreement or an amendment or modification thereof does not expressly provide for such disposition, the disposition of the Award shall be determined in accordance with Sections 11.1, 11.2 or 11.3.

Article 12. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each

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designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 13. Rights of Participants

13.1     Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or service as a Director or Consultant at any time, nor confer upon any Participant any right to continue in the employ or to so serve as a Director or Consultant of the Company or any of its Subsidiaries.

13.2     Participation. No Employee, Director or Consultant shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

13.3     No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

13.4     No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

13.5     Rights as Shareholder; Fractional Shares. Except as otherwise provided under the Plan, a Participant or Beneficiary shall have no rights as a holder of Shares with respect to Awards hereunder, unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Fractional Shares shall not be issued or transferred under an Award, but the Committee may authorize payment of cash in lieu of a fraction, or round the fraction down. To the extent the Stock is uncertificated, references in this Plan to certificates shall be deemed to include references to any book-entry evidencing such Shares.

13.6     Election to Defer. The receipt of payment of cash or delivery of Shares that would otherwise be due to a Participant pursuant to an Award hereunder may be deferred at the election of the Participant pursuant to an applicable deferral plan established by the Company or a Subsidiary. Such deferrals shall be made in accordance with such rules and procedures as the Committee may establish under this Plan or the applicable deferral plan.

13.7     Other Restrictions and Limitations. The Committee may impose such restrictions and limitations on any Awards granted pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal or state securities laws, Share ownership or holding period requirements, or requirements to enter into or to comply with confidentiality, non-competition and/or other restrictive or similar covenants, and may legend the certificates issued in connection with an Award to give appropriate notice of any such restrictions.

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Article 14. Change in Control

14.1     Stock Based Awards. Notwithstanding any other provisions of the Plan, and except as otherwise provided in the Award Agreement, in the event of a Change in Control, all Stock-based Awards granted under this Plan shall immediately vest 100% in each Participant, including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

14.2     Performance Based Awards. Notwithstanding any other provisions of the Plan, and except as otherwise provided in the Award Agreement, in the event of a Change in Control, all Awards granted under this Plan which are subject to performance goals shall be immediately paid out, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or (ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

Article 15. Amendment, Modification, and Termination

15.1     Amendment, Modification and Termination of Plan. The Board may terminate the Plan or any portion thereof at any time, and may amend or modify the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment or modification shall, without shareholder approval, (i) except as provided in Section 4.2, increase the number of shares of Stock which may be issued under the Plan, (ii) expand the types of Awards available to Participants under the Plan, (iii) materially expand the class of persons eligible to participate in the Plan; (iv) delete or limit the provisions in Section 6.3 prohibiting the repricing of Options or reduce the price at which Shares may be offered under Options; or (v) extend the termination date for making Awards under the Plan. In addition, the Plan shall not be amended without approval of such amendment by the Company’s shareholders if such amendment is required under (1) the rules and regulations of the Nasdaq Stock Market or an other national exchange on which the Stock is then listed, or (2) other applicable law, rules or regulations.

15.2     Amendment or Modification Awards. The Committee may amend or modify any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such Award as so modified or amended, including without limitation, to change the date or dates as of which Awards may be exercised, to remove the restrictions on Awards, or to modify the manner in which Awards are determined and paid.

15.3     Effect on Outstanding Awards. No such amendment, modification or termination of the Plan pursuant to Section 15.1 above, or amendment or modification of an Award pursuant to Section 15.2 above, shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.

Article 16. Withholding

16.1     Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

16.2     Stock Delivery or Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable

16

event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum (or such greater amount as the Committee may permit) statutory total tax which would be imposed on the transaction; provided, however, that in the event a deferral election is in effect with respect to the shares deliverable upon exercise of an Option, then the Participant may only elect to have such withholding made from the Stock tendered to exercise such Option. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

Article 17. Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18. Requirements of Law

18.1     Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.2     Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

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38 Fountain Square Plaza

Cincinnati, Ohio 45263

(513) 579-5300

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DESIGNATION (IF ANY)	000000000.000 ext
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ADD 6	C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A    ELECTION of five (5) Class III Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For Withhold		For Withhold
01—Darryl F. Allen		04—Hendrik G. Meijer

02—Allen M. Hill		05—James E. Rogers

03—Dr. Mitchel D.Livingston

B    Proposals

The Board of Directors recommends a vote FOR Proposals 2 and 3 and makes no recommendation as to Proposal 4.

		For Against Abstain		For Against Abstain
2.	Proposal to approve the Fifth Third Bancorp Incentive Compensation Plan, including the issuance of up to 20,000,000 shares of common stock thereunder.		4.

Shareholder proposal regarding amendment of Fifth Third Bancorp’s written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and to substantially implement that policy.

		For Against Abstain
3.	Proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year 2004.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

(Please sign exactly as your name or names appear above. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ /

■	1 U P X H H H P P P P 0029161	+

Proxy—Fifth Third Bancorp

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints George A. Schaefer, Jr., Robert B. Morgan and James P. Hackett and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of stock of FIFTH THIRD BANCORP which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said COMPANY scheduled to be held March 23, 2004 at the Aronoff Center for the Arts, Jarson-Kaplan Theater, 650 Walnut Street, Cincinnati, Ohio, or at any adjournment thereof.

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This PROXY when executed will be voted in the manner directed herein by the undersigned SHAREHOLDER(S). If no direction is made, this PROXY will be voted FOR Proposals 1, 2 and 3 and no vote will be cast on Proposal 4.

ALL FORMER PROXIES ARE HEREBY REVOKED.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call. Ohio law and Fifth Third Bancorp’s Code of Regulations allow proxy voting by electronic means.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-888-862-1034 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on March 23, 2004.

THANK YOU FOR VOTING

+

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000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A    ELECTION of five (5) Class III Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

For Withhold	For Withhold

01—Darryl F. Allen	04—Hendrik G. Meijer

02—Allen M. Hill	05—James E. Rogers

03—Dr. Mitchel D. Livingston

B    Proposals

The Board of Directors recommends a vote FOR Proposals 2 and 3 and makes no recommendation as to Proposal 4.

		For Against Abstain			For Against Abstain

2.	Proposal to approve the Fifth Third Bancorp Incentive Compensation Plan, including the issuance of up to 20,000,000 shares of common stock thereunder.	For Against Abstain	4.	Shareholder proposal regarding amendment of Fifth Third Bancorp’s written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and to substantially implement that policy.
3.	Proposal to approve the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year 2004.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

(Please sign exactly as your name or names appear above. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

/ /

■	1 U P X H H H P P P P 0029162	+

Proxy—Fifth Third Bancorp

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints George A. Schaefer, Jr., Robert B. Morgan and James P. Hackett and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of stock of FIFTH THIRD BANCORP which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said COMPANY scheduled to be held March 23, 2004 at the Aronoff Center for the Arts, Jarson-Kaplan Theater, 650 Walnut Street, Cincinnati, Ohio, or at any adjournment thereof.

In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting. This PROXY when executed will be voted in the manner directed herein by the undersigned SHAREHOLDER(S). If no direction is made, this PROXY will be voted FOR Proposals 1, 2 and 3 and no vote will be cast on Proposal 4.

ALL FORMER PROXIES ARE HEREBY REVOKED.